1933 Act File No. 333-100914
                                                    1940 Act File No. 811-21168



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

           [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       [ X ] Pre-Effective Amendment No. 1
                        [ ] Post-Effective Amendment No.
                                       and

      [ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              [ X ] Amendment No. 5

                Neuberger Berman Intermediate Municipal Fund Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                    (Address of Principal Executive Offices)

                                 (212) 476-8800
              (Registrant's Telephone Number, including Area Code)

                                Peter E. Sundman
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

        Arthur C. Delibert, Esq.                 Ellen Metzger, Esq.
        Kirkpatrick & Lockhart LLP               Neuberger Berman, LLC
        1800 Massachusetts Avenue, N.W.          605 Third Avenue
        2nd Floor                                New York, New York 10158-3698
        Washington, DC 20036-1800


Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

                           ---------------------------

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box)

     [  ]  when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-------------------------------------------------------------------------------------------------
Title of Securities   Amount Being       Proposed Maximum   Proposed Maximum   Amount of
Being Registered      Registered         Offering Price     Aggregate          Registration Fee
                                         Per Unit           Offering Price     (1)
-------------------------------------------------------------------------------------------------
Preferred Stock          7,176           $25,000            $179,400,000       $16,504.80
-------------------------------------------------------------------------------------------------

(1) Of which $184 was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION


                 PRELIMINARY PROSPECTUS DATED DECEMBER 6, 2002


PROSPECTUS                                                                            [LOGO]


                                  $179,400,000

               NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                             3,588 SHARES, SERIES A
                             3,588 SHARES, SERIES B


                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                              -------------------


    THE OFFERING. Neuberger Berman Intermediate Municipal Fund Inc. (the "Fund") is simultaneously offering 3,588 Series A auction market preferred shares and 3,588 Series B auction market preferred shares. The shares are referred to in this prospectus as "AMPS."


    INVESTMENT OBJECTIVE. The Fund is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide common stockholders a high level of current income exempt from federal income tax.

    PORTFOLIO CONTENTS. The Fund normally invests primarily in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal bonds) with remaining maturities of less than 15 years. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Fund's investment manager, Neuberger Berman Management Inc. ("NB Management") to be reliable), is exempt from federal income tax. The Fund seeks to maintain a dollar-weighted average duration between three and eight years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds that, at the time of investment, are rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") or are unrated but judged to be of comparable quality by NB Management. The Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") or Fitch Ratings ("Fitch") or that are unrated but judged to be of comparable quality by NB Management. Bonds of below-investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." There is no assurance that the Fund will achieve its investment objective.


    INVESTING IN THE FUND'S AMPS INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 22 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                             ----------------------


                                                              PER SHARE          TOTAL
                                                              ---------          -----
Public offering price                                          $25,000             $
Sales load                                                       $                 $
Estimated offering expenses                                      $                 $
Proceeds, before expenses, to the Fund                           $                 $



    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.


    Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS in book-entry form, through the
facilities of The Depository Trust Company, on or about December   , 2002.

                           -------------------------

MERRILL LYNCH & CO.


              SALOMON SMITH BARNEY


                             A.G. EDWARDS & SONS, INC.


                           -------------------------

               The date of this prospectus is December   , 2002.

    Investors in AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. AMPS also have priority over the Fund's common stock as to distribution of assets as described in this prospectus. See "Description of
AMPS." The dividend rate for the initial dividend period will be    % for
Series A AMPS and    % for Series B AMPS. The initial dividend period is from
the date of issuance through January   , 2003 for Series A AMPS and from the
date of issuance through January   , 2003 for Series B AMPS. For subsequent
dividend periods, the AMPS will pay dividends based on a rate set at auction. These auctions will usually be held every seven days in the case of the Series A AMPS and every 28 days in the case of the Series B AMPS.



    After the initial rate period described in this prospectus, investors may buy or sell AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus.



    Each prospective purchaser should review carefully the detailed information regarding the auction procedures which appears in this prospectus and the Fund's Statement of Additional Information and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell AMPS based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of AMPS will be maintained in book-entry form by or through The Depository Trust Company (or any successor securities depository). The AMPS are redeemable in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated unpaid dividends to the date of redemption, plus a premium in certain circumstances. See "Description of AMPS--Redemption."



    The AMPS will be senior to the Fund's outstanding common stock ("Common Shares"). The AMPS are not listed on an exchange. The Common Shares are traded on the American Stock Exchange (the "AMEX") under the symbol "NBH." It is a condition of closing this offering that the AMPS at the time of closing carry ratings of "AAA" from Fitch and of "Aaa" from Moody's.



    You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS and retain it for future
reference. A Statement of Additional Information, dated            , 2002,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 51 of this prospectus, by calling 877-461-1899 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (HTTP://WWW.SEC.GOV).



    The Fund's AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Prospectus Summary................................    4
Financial Highlights..............................   15
The Fund..........................................   16
Use of Proceeds...................................   16
Capitalization....................................   17
Portfolio Composition.............................   18
The Fund's Investments............................   18
Risks.............................................   23
How the Fund Manages Risk.........................   29
Management of the Fund............................   31
Description of AMPS...............................   33
The Auction.......................................   41
Description of Common Shares......................   46
Anti-Takeover and Other Provisions in the Articles
  of Incorporation................................   46
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-End Fund.....................   47
Tax Matters.......................................   48
Underwriting......................................   50
Custodian, Auction Agent, Transfer Agent and
  Registrar.......................................   51
Legal Matters.....................................   51
Table of Contents for Statement of Additional
  Information.....................................   52


    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY


    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE AMPS. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION AND IN THE FUND'S ARTICLES SUPPLEMENTARY.



THE FUND..........................................  Neuberger Berman Intermediate Municipal Fund Inc.
                                                    is a recently organized, diversified closed-end
                                                    management investment company. See "The Fund."

                                                    The Fund commenced operations on September 27,
                                                    2002 upon the closing of an initial public
                                                    offering of shares of its common stock, par value
                                                    $.0001 per share ("Common Shares"). The Common
                                                    Shares of the Fund are traded on the American
                                                    Stock Exchange ("AMEX") under the symbol "NBH."
                                                    See "The Fund."

THE OFFERING......................................  The Fund is offering shares of preferred stock, par value $.0001 per share, which have been
                                                    designated auction market preferred shares,
                                                    Series A and Series B, each with a purchase price
                                                    of $25,000 per share plus dividends, if any, that
                                                    have accumulated from the date the Fund first
                                                    issues the preferred stock. The shares of
                                                    preferred stock are called "AMPS" in the rest of
                                                    this prospectus. The AMPS are offered through a
                                                    group of underwriters (the "underwriters") led by
                                                    Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                                    ("Merrill Lynch"). See "Underwriting."

                                                    Issuance of the AMPS represents leverage financing
                                                    of the Fund.

                                                    The AMPS entitle their holders to receive cash
                                                    dividends at an annual rate that may vary for the
                                                    successive dividend periods for the AMPS.

                                                    In general, except as described under "--Dividends
                                                    and Rate Periods" below and "Description of
                                                    AMPS--Dividends and Rate Periods," the dividend
                                                    period for the Series A AMPS will be seven days
                                                    and the dividend period for the Series B AMPS will
                                                    be 28 days. The auction agent ("Auction Agent")
                                                    will determine the dividend rate for a particular
                                                    period by an auction conducted on the business day
                                                    immediately prior to the start of that rate
                                                    period. See "The Auction."

                                                    The AMPS are not listed on an exchange. Instead,
                                                    investors may buy or sell AMPS in an auction by
                                                    submitting orders to broker-dealers that have
                                                    entered into an agreement with the Auction Agent
                                                    and the Fund.

                                                    Generally, investors in AMPS will not receive
                                                    certificates representing ownership of their
                                                    shares. The Depository Trust Company or any
                                                    successor securities depository ("DTC") or its
                                                    nominee for the account of the investor's
                                                    broker-dealer will maintain record ownership of
                                                    AMPS in book-entry form. An investor's
                                                    broker-dealer, in turn, will maintain records of
                                                    that investor's beneficial ownership of AMPS.
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                                       4
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                                                    An investor may consider whether to invest in a
                                                    particular series based on the series' rate of
                                                    return, the investor's time horizon for
                                                    investment, and the investor's liquidity
                                                    preference. Investors can choose between two
                                                    tranches. The Series A AMPS normally have a
                                                    seven-day dividend period. The Series B AMPS
                                                    normally have a 28-day dividend period. The
                                                    Series B Shares may be suited for investors with a
                                                    longer investment time horizon.

INVESTMENT OBJECTIVE
AND POLICIES......................................  The Fund's investment objective is to provide to holders of the Fund's Common Shares ("Common
                                                    Stockholders") a high level of current income
                                                    exempt from federal income tax. The Fund must
                                                    satisfy its obligation to pay dividends on AMPS
                                                    before it distributes any income to Common
                                                    Stockholders. The Fund seeks to achieve its
                                                    objective by investing primarily in investment
                                                    grade municipal debt securities issued by state
                                                    and local governments, including U.S. territories
                                                    and possessions, political subdivisions, agencies
                                                    and public authorities (municipal bonds) with
                                                    remaining maturities of less than 15 years. The
                                                    Fund's policy is to invest, under normal market
                                                    conditions, at least 80% of its total assets in
                                                    municipal bonds with remaining maturities of less
                                                    than 15 years. Under normal market conditions,
                                                    the Fund will invest at least 80% of its total
                                                    assets in municipal securities that pay interest
                                                    that, in the opinion of bond counsel to the issuer
                                                    (or on the basis of other authority believed by
                                                    Fund's investment manager to be reliable), is
                                                    exempt from federal income tax. As a fundamental
                                                    policy, the Fund will invest at least 80% of its
                                                    total assets in Municipal Bonds.

                                                    The Fund seeks to maintain a dollar-weighted
                                                    average duration between three and eight years.
                                                    Under normal market conditions, the Fund will
                                                    invest at least 80% of its total assets in
                                                    municipal bonds that, at the time of investment,
                                                    are rated in the four highest rating categories by
                                                    an NRSRO or are unrated but considered to be of
                                                    comparable quality by NB Management. The Fund may
                                                    invest up to 20% of its total assets in municipal
                                                    bonds that at the time of investment are rated
                                                    Ba/BB or B by Moody's, S&P or Fitch or that are
                                                    unrated but judged to be of comparable quality by
                                                    NB Management. There is no assurance that the Fund
                                                    will achieve its investment objective. See "The
                                                    Fund's Investments."

                                                    The Fund's investments are subject to
                                                    diversification, liquidity and related guidelines
                                                    that may be established in connection with the
                                                    Fund's efforts to receive from Moody's and Fitch
                                                    of ratings of "Aaa" and "AAA," respectively, for
                                                    AMPS. Ratings issued by NRSROs, including Moody's
                                                    and Fitch, do not eliminate or mitigate the risk
                                                    of investing in Fund shares.

RATINGS...........................................  The Fund will issue AMPS only if the shares receive a credit quality rating of "Aaa" from
                                                    Moody's and "AAA" from Fitch. These ratings are an
                                                    assessment of the capacity and willingness of an
                                                    issuer to pay preferred stock obligations. The
                                                    ratings are not a
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                                       5
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
                                                    recommendation to purchase, hold or sell those
                                                    shares inasmuch as the rating does not comment as
                                                    to market price or suitability for a particular
                                                    investor. The ratings described above also do not
                                                    address the likelihood that an owner of AMPS will
                                                    be able to sell such shares in an auction or
                                                    otherwise. The ratings are based on current
                                                    information furnished to Moody's and Fitch by the
                                                    Fund and NB Management and information obtained
                                                    from other sources. The ratings may be changed,
                                                    suspended or withdrawn in the rating agencies'
                                                    discretion as a result of changes in, or the
                                                    unavailability of, such information. See
                                                    "Description of AMPS--Rating Agency Guidelines and
                                                    Asset Coverage."

INVESTMENT MANAGER................................  NB Management serves as the investment manager of the Fund. Subject to the general supervision of
                                                    the Board of Directors, NB Management is
                                                    responsible for managing, either directly or
                                                    through others selected by it, the investment
                                                    activities of the Fund and the Fund's business
                                                    affairs and other administrative matters. NB
                                                    Management receives a fee, payable monthly, in a
                                                    maximum annual amount equal to .55% of the Fund's
                                                    average daily total assets minus liabilities other
                                                    than any aggregate indebtedness that may be
                                                    entered into for purposes of leverage ("Managed
                                                    Assets"). NB Management has contractually agreed
                                                    to waive a portion of the management fees it is
                                                    entitled to receive from the Fund at the annual
                                                    rate of .25% of the Fund's average daily Managed
                                                    Assets from the commencement of operations through
                                                    October 31, 2007 (I.E., roughly the first five
                                                    years of operations), and at a declining amount
                                                    for an additional four years of operations
                                                    (through October 31, 2011).

                                                    NB Management has retained Neuberger Berman, LLC
                                                    ("Neuberger Berman") to serve as the Fund's
                                                    sub-adviser. See "Sub-Adviser" below. Together,
                                                    the firms and their affiliates manage
                                                    $53.6 billion in total assets (as of
                                                    September 30, 2002) and continue an asset
                                                    management history that began in 1939.

                                                    Theodore P. Giuliano, Thomas J. Brophy and Lori
                                                    Canell are the portfolio managers of the Fund. See
                                                    "Management of the Fund--Investment Manager" for a
                                                    description of their backgrounds and experience.

SUB-ADVISOR.......................................  NB Management has retained Neuberger Berman to serve as the Fund's sub-adviser responsible for
                                                    providing investment recommendations and research.
                                                    NB Management (and not the Fund) will pay a
                                                    portion of the fees it receives to Neuberger
                                                    Berman in return for its services.

RISK FACTORS SUMMARY..............................  RISK IS INHERENT IN ALL INVESTING. Therefore,
                                                    before investing in the AMPS of the Fund you
                                                    should consider certain risks carefully. The
                                                    primary risks of investing in AMPS are:

                                                    -  The Fund will not be permitted to declare
                                                       dividends or other distributions with respect
                                                       to your AMPS or redeem your AMPS unless the
                                                       Fund meets certain asset coverage require-
                                                       ments;
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                                       6
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
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                                                    -  If you try to sell your AMPS between auctions
                                                       you may not be able to sell any or all of your
                                                       shares or you may not be able to sell them for
                                                       $25,000 per share or $25,000 per share plus
                                                       accumulated dividends. If the Fund has
                                                       designated a special rate period, changes in
                                                       interest rates are more likely to affect the
                                                       price you would receive if you sold your shares
                                                       in the secondary market. You may transfer your
                                                       shares outside of auctions only to or through a
                                                       broker-dealer that has entered into an
                                                       agreement with the Auction Agent and the Fund
                                                       or another person as the Fund permits;

                                                    -  If an auction fails you may not be able to sell
                                                       some or all of your AMPS;

                                                    -  A rating agency could downgrade the AMPS, which
                                                       could affect liquidity and their value in a
                                                       secondary market;

                                                    -  The Fund may be forced to redeem your AMPS to
                                                       meet regulatory or rating agency requirements
                                                       or may voluntarily redeem your shares in
                                                       certain circumstances;

                                                    -  In certain circumstances the Fund may not earn
                                                       sufficient income from its investments to pay
                                                       dividends.

                                                    -  The value of the Fund's investment portfolio
                                                       may decline, reducing the asset coverage for
                                                       its AMPS;

                                                    -  If an issuer of a municipal bond in which the
                                                       Fund invests is downgraded or defaults, there
                                                       may be a negative impact on the income and/or
                                                       asset value of the Fund's portfolio;

                                                    -  The Fund's policies of investing primarily in
                                                       municipal obligations makes the Fund more
                                                       susceptible to adverse economic, political or
                                                       regulatory occurrences affecting those issuers.
                                                       To the extent that a particular industry sector
                                                       represents a larger portion of a state's total
                                                       economy, the greater the impact that a down-
                                                       turn in such sector is likely to have on a
                                                       state's economy.

                                                    In addition to the risks described above, certain
                                                    general risks of investing in the Fund may under
                                                    certain circumstances limit the Fund's ability to
                                                    pay dividends and meet its asset coverage
                                                    requirements on the AMPS. These risks include:

                                                    LIMITED OPERATING HISTORY. The Fund is a recently
                                                    organized, diversified, closed-end management
                                                    investment company that has been operational only
                                                    since September 27, 2002.

                                                    INTEREST RATE RISK. Generally, when market
                                                    interest rates fall, bond prices rise, and vice
                                                    versa. Interest rate risk is the risk that the
                                                    municipal bonds in the Fund's portfolio will
                                                    decline in value because of increases in market
                                                    interest rates. The prices of longer-term bonds
                                                    generally fluctuate more than prices of shorter-
                                                    term bonds as interest rates change. Because the
                                                    Fund will invest primarily in intermediate-term
                                                    bonds, the Common Share net asset value and market
                                                    price per share will fluctuate more in
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                                       7
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
                                                    response to changes in market interest rates than
                                                    if the Fund invested primarily in short-term
                                                    bonds. See "Risks--Interest Rate Risk" for
                                                    additional information.

                                                    CREDIT RISK. Credit risk is the risk that an
                                                    issuer of a municipal bond will become unable to
                                                    meet its obligation to make interest and principal
                                                    payments. In general, lower-rated municipal bonds
                                                    carry a greater degree of credit risk. If rating
                                                    agencies lower their ratings of municipal bonds in
                                                    the Fund's portfolio, the value of those
                                                    obligations could decline, which could jeopardize
                                                    the rating agencies' ratings of AMPS. In addition,
                                                    the underlying revenue source for a municipal
                                                    obligation other than a general obligation bond
                                                    may be insufficient to pay principal or interest
                                                    in a timely manner. Because the primary source of
                                                    income for the Fund is the interest and principal
                                                    payments on the municipal bonds in which it
                                                    invests, any default by an issuer of a municipal
                                                    obligation could have a negative impact on the
                                                    Fund's ability to pay dividends on AMPS and could
                                                    result in the redemption of some or all AMPS. This
                                                    risk of default may be greater for private
                                                    activity bonds or other municipal bonds whose
                                                    payments are dependent upon a specific source of
                                                    revenue. Even if the issuer does not actually
                                                    default, adverse changes in the issuer's financial
                                                    condition may negatively affect its credit rating
                                                    or presumed creditworthiness. These developments
                                                    would adversely affect the market value of the
                                                    issuer's obligations.

                                                    The Fund may invest up to 20% of its total assets
                                                    in municipal bonds that at the time of investment
                                                    are rated Ba/BB or B by Moody's, S&P or Fitch or
                                                    that are unrated but judged to be of comparable
                                                    quality by NB Management. Bonds of below-invest-
                                                    ment grade quality are regarded as having
                                                    predominantly speculative characteristics with
                                                    respect to capacity to pay interest and repay
                                                    principal, and these bonds are commonly referred
                                                    to as "junk bonds." The prices of these
                                                    lower-grade bonds are more sensitive to negative
                                                    developments, such as a decline in the issuer's
                                                    revenues or a general economic downturn, than are
                                                    the prices of higher-grade securities. Municipal
                                                    bonds in the lowest investment grade category may
                                                    also be considered to possess some speculative
                                                    characteristics by certain rating agencies.

                                                    MUNICIPAL BOND MARKET RISK. The amount of public
                                                    information available about the municipal bonds in
                                                    the Fund's portfolio is generally less than that
                                                    for corporate equities or bonds, and the
                                                    investment performance of the Fund may therefore
                                                    be more dependent on the analytical abilities of
                                                    NB Management than would be a stock fund or
                                                    taxable bond fund. The secondary market for
                                                    municipal bonds, particularly below-investment
                                                    grade bonds in which the Fund may invest, also
                                                    tends to be less well-developed and less liquid
                                                    than many other securities markets, which may
                                                    adversely affect the Fund's ability to sell bonds
                                                    from its portfolio at attractive prices. Some
                                                    municipal bonds are supported only by the revenue
                                                    of a particular project or privately
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                                       8

                                                    operated facility, and are not supported by the
                                                    taxing power of any governmental entity.

                                                    TERRORISM RISKS. Municipal securities are subject
                                                    to a risk that terror attacks could result in
                                                    substantial loss of life, damage the local economy
                                                    and damage or destroy significant portions of the
                                                    municipal infrastructure. The impact of these
                                                    events may extend beyond the immediately-affected
                                                    area and beyond the time of the attack. Businesses
                                                    that leave an affected area in the wake of such an
                                                    attack may not return, and economic activity may
                                                    slow if tourists and local consumers avoid the
                                                    affected city. These events could severely affect
                                                    the tax base of a particular issuer of municipal
                                                    securities and could damage or destroy a facility
                                                    whose revenues support the payment of particular
                                                    municipal securities. These attacks, and measures
                                                    taken to prevent them, may also impose substantial
                                                    overtime costs on municipal budgets. See "Recent
                                                    Developments."

                                                    HIGH YIELD RISK. Investing in high yield bonds
                                                    involves additional risks, including credit risk.
                                                    The value of high yield, lower-quality bonds is
                                                    affected by the creditworthiness of the issuers of
                                                    the securities and by general economic and
                                                    specific industry conditions. Issuers of high
                                                    yield bonds are not as strong financially as those
                                                    with higher credit ratings, so their bonds are
                                                    usually considered speculative investments. These
                                                    issuers are more vulnerable to financial setbacks
                                                    and recession than more creditworthy issuers,
                                                    which may impair their ability to make interest
                                                    and principal payments. Investments in lower-grade
                                                    securities will expose the Fund to greater risks
                                                    than if the Fund owned only higher-grade
                                                    securities.

                                                    REINVESTMENT RISK. Income from the Fund's
                                                    municipal bond portfolio will decline if and when
                                                    the Fund invests the proceeds from matured, traded
                                                    or called bonds at market interest rates that are
                                                    below the portfolio's current earnings rate.

                                                    INFLATION RISK. Inflation risk is the risk that
                                                    the value of assets or income from the Fund's
                                                    investments will be worth less in the future as
                                                    inflation decreases the present value of payments
                                                    at future dates.

                                                    LIQUIDITY RISK. The Fund may invest up to 20% of
                                                    its net assets in securities that are illiquid at
                                                    the time of investment, which means a security
                                                    that cannot be sold within seven days at a price
                                                    that approximates the price at which the Fund is
                                                    carrying it. Illiquid securities may trade at a
                                                    discount from comparable, more liquid investments,
                                                    and may be subject to wide fluctuations in market
                                                    value. Also, the Fund may not be able to dispose
                                                    of illiquid securities when that would be
                                                    beneficial at a favorable time or price.

                                                    DERIVATIVES RISK. The Fund may utilize a variety
                                                    of derivative instruments for investment or risk
                                                    management purposes, such as engaging in interest
                                                    rate and other hedging and risk management
                                                    transactions, and purchasing and selling options
                                                    (including swaps, caps, floors and collars) on
                                                    municipal bonds and on indices based

                                                    on municipal bonds. In general, the Fund may
                                                    purchase and sell (or write) options on up to 20%
                                                    of its total assets. Derivatives are subject to a
                                                    number of risks described elsewhere in this
                                                    prospectus, such as liquidity risk, interest rate
                                                    risk, credit risk and management risk. In
                                                    addition, investment by the Fund in derivative
                                                    instruments may increase the Fund's leverage and,
                                                    during periods of rising interest rates, may
                                                    adversely affect the Fund's income, distributions
                                                    and total returns to holders of AMPS ("Preferred
                                                    Stockholders"). Derivatives also involve the risk
                                                    of mispricing or improper valuation, and the risk
                                                    that changes in the value of a derivative may not
                                                    correlate perfectly with an underlying asset,
                                                    interest rate or index. Suitable derivative
                                                    transactions may not be available in all
                                                    circumstances and there can be no assurance that
                                                    the Fund will engage in these transactions to
                                                    reduce exposure to other risks when that would be
                                                    beneficial.

                                                    MANAGEMENT RISK. The Fund is subject to management
                                                    risk because it is an actively-managed investment
                                                    portfolio. NB Management and the portfolio
                                                    managers will apply investment techniques and risk
                                                    analyses in making investment decisions for the
                                                    Fund, but there can be no guarantee that these
                                                    will produce the desired results.

                                                    ECONOMIC SECTOR AND GEOGRAPHIC RISK. The Fund may
                                                    invest 25% or more of its total assets in
                                                    municipal obligations of issuers in the same state
                                                    (or U.S. territory) or in municipal obligations in
                                                    the same economic sector, including the following:
                                                    lease rental obligations of state and local
                                                    authorities; obligations dependent on annual
                                                    appropriations by a state's legislature for
                                                    payment; obligations of state and local housing
                                                    finance authorities; municipal utilities systems
                                                    or public housing authorities; obligations of
                                                    hospitals or life-care facilities; and industrial
                                                    development or pollution control bonds issued for
                                                    electrical utility systems, steel companies, paper
                                                    companies or other purposes. This may make the
                                                    Fund more susceptible to adverse economic,
                                                    political or regulatory occurrences affecting a
                                                    particular state or economic sector. For example,
                                                    health-care related issuers are susceptible to
                                                    Medicare, Medicaid and other third-party payor
                                                    reimbursement policies, and national and state
                                                    health care legislation.

                                                    ANTI-TAKEOVER PROVISIONS. The Fund's Articles of
                                                    Incorporation (which, as hereafter amended,
                                                    restated or supplemented from time to time is,
                                                    together with the Articles Supplementary, referred
                                                    to as the "Articles") contain provisions limiting
                                                    (1) the ability of other entities or persons to
                                                    acquire control of the Fund, (2) the Fund's
                                                    freedom to engage in certain transactions and
                                                    (3) the ability of the Fund's Directors or
                                                    stockholders to amend the Articles. These
                                                    provisions of the Articles may be regarded as
                                                    "anti-takeover" provisions. See "Anti-Takeover and
                                                    Other Provisions in the Articles of
                                                    Incorporation."

                                                    RECENT DEVELOPMENTS. As a result of the terrorist
                                                    attacks on the World Trade Center and the Pentagon
                                                    on September 11, 2001,

                                                    some of the U.S. securities markets were closed
                                                    for a four-day period. These terrorist attacks and
                                                    related events have led to increased short-term
                                                    market volatility and may have long-term effects
                                                    on U.S. and world economies and markets. A similar
                                                    disruption of the financial markets could impact
                                                    interest rates, auctions, secondary trading,
                                                    ratings, credit risk, inflation and other factors
                                                    relating to the securities. See "Risks."

DIVIDENDS AND RATE PERIODS........................  The table below shows the dividend rates, the dividend payment dates and the number of days for
                                                    the initial rate periods on AMPS offered in this
                                                    prospectus. For subsequent rate periods, AMPS will
                                                    pay dividends based on a rate set at auctions
                                                    normally held every seven days in the case of the
                                                    Series A AMPS and 28 days in the case of the
                                                    Series B AMPS. In most instances, dividends are
                                                    payable on the first business day following the
                                                    end of the rate period. The rate set at an auction
                                                    will not exceed a maximum rate (which is
                                                    determined in accordance with procedures described
                                                    in the Articles Supplementary).

                                                    Dividends on AMPS will be cumulative from the date
                                                    the shares are first issued and will be paid only
                                                    out of legally available funds.


                                                 DIVIDEND      NUMBER OF
                                     INITIAL   PAYMENT DATE     DAYS OF
                                     DIVIDEND   FOR INITIAL   INITIAL RATE
                                       RATE     RATE PERIOD      PERIOD
                                     --------  -------------  ------------
Series A                             %            , 2003
Series B                             %            , 2003



                                                    The Fund may, subject to certain conditions,
                                                    designate special rate periods of more than seven
                                                    days in the case of the Series A AMPS, and more
                                                    than 28 days in the case of Series B AMPS. The
                                                    dividend payment date for special rate periods
                                                    will be set out in the notice designating a
                                                    special rate period.

                                                    The Fund may not designate a special rate period
                                                    unless sufficient clearing bids were made in the
                                                    most recent auction. In addition, full cumulative
                                                    dividends, any amounts due with respect to
                                                    mandatory redemptions and any additional dividends
                                                    payable prior to such date must be paid in full.
                                                    Pursuant to the broker-dealer agreement between
                                                    The Bank of New York, as Auction Agent, and
                                                    Merrill Lynch (the "Broker-Dealer Agreement"), the
                                                    lead broker-dealer designated by the Fund,
                                                    initially Merrill Lynch, must not have objected to
                                                    the declaration of a special rate period.

                                                    See "Description of AMPS--Dividends and Rate
                                                    Periods" and "Description of AMPS--Dividends and
                                                    Rate Periods--Designation of Special Rate Periods"
                                                    and "The Auction."

TRADING MARKET....................................  The AMPS are not listed on an exchange. Instead, you may buy or sell AMPS at an auction that
                                                    normally is held periodically at the end of the
                                                    preceding rate period by submitting orders to a
                                                    broker-dealer that has entered into an agreement
                                                    with the Auction Agent and the Fund (a
                                                    "Broker-Dealer"), or to a

                                                    broker-dealer that has entered into a separate
                                                    agreement with a Broker-Dealer. In addition to the
                                                    auctions, Broker-Dealers and other broker-dealers
                                                    may maintain a secondary trading market in AMPS
                                                    outside of auctions, but may discontinue this
                                                    activity at any time. There is no assurance that a
                                                    secondary market will exist or, if one does exist,
                                                    that it will provide Preferred Stockholders with
                                                    liquidity. You may transfer AMPS outside of
                                                    auctions only to or through a Broker-Dealer, or a
                                                    broker-dealer that has entered into a separate
                                                    agreement with a Broker-Dealer.

                                                    The table below shows the first auction date for
                                                    each series of the Fund's AMPS and the day on
                                                    which each subsequent auction will normally be
                                                    held for each such series. The first auction date
                                                    for each series of AMPS will be the business day
                                                    before the dividend payment date for the initial
                                                    rate period for each such series. The start date
                                                    for subsequent rate periods normally will be the
                                                    business day following the auction date unless the
                                                    then-current rate period is a special rate period,
                                                    or the day that normally would be the auction date
                                                    or the first day of the subsequent dividend period
                                                    is not a business day.



                                         FIRST AUCTION DATE  SUBSEQUENT AUCTION
                                         ------------------  ------------------
Series A                                                          Thursday
Series B                                                           Friday



TAXATION..........................................  Because under normal circumstances the Fund will invest substantially all of its assets in
                                                    municipal bonds that pay interest that is exempt
                                                    from federal income tax, the dividends paid on
                                                    AMPS and Common Shares attributable to that
                                                    interest will be similarly exempt. However,
                                                    dividends paid on AMPS and Common Shares may be
                                                    subject to state and local taxes. All or a portion
                                                    of the interest paid on the municipal bonds the
                                                    Fund holds may be an item of tax preference for
                                                    purposes of the federal alternative minimum tax
                                                    ("AMT") ("Tax Preference Item"), with the result
                                                    that all or a portion of the dividends paid to
                                                    Fund stockholders also would be such an item. AMPS
                                                    thus may not be a suitable investment if you are
                                                    subject to the AMT or would become subject thereto
                                                    by investing in AMPS. The Fund also may realize
                                                    net long- or short-term capital gain on the sale
                                                    or exchange of its securities, which would be
                                                    taxable to its stockholders when distributed to
                                                    them. Taxable income or gain earned or realized by
                                                    the Fund will be allocated proportionately to
                                                    Preferred Stockholders and Common Stockholders,
                                                    based on the percentage of total dividends and
                                                    capital gain distributions, respectively, paid to
                                                    each class for that year. Accordingly, certain
                                                    distributions on AMPS may be subject to federal
                                                    income tax. The Fund intends to notify Preferred
                                                    Stockholders, before any applicable auction for a
                                                    rate period of 28 days or less, of the amount of
                                                    any taxable income and gain for federal income tax
                                                    purposes to be paid as dividends on AMPS for the
                                                    period

                                                    relating to that auction. For longer periods, the
                                                    Fund may notify Preferred Stockholders of such
                                                    amount. In certain circumstances, the Fund will
                                                    make Preferred Stockholders whole for taxes owing
                                                    on dividends paid to Preferred Stockholders that
                                                    include taxable income and gain. See "Tax
                                                    Matters."

SPECIAL TAX CONSIDERATIONS........................  While the Fund expects most of its income to be exempt from federal income tax, the Fund's
                                                    distributions of any taxable net investment income
                                                    and any net short-term capital gain (I.E.,
                                                    dividends) will be taxable to stockholders as
                                                    ordinary income, and distributions of any net
                                                    capital gain (the excess of net long-term capital
                                                    gain over net short-term capital loss) will be
                                                    subject to tax as long-term capital gain. See "Tax
                                                    Matters."

ASSET MAINTENANCE.................................  Under the Fund's Articles Supplementary for the
                                                    AMPS, which establishes and fixes the rights and
                                                    preferences of the shares of each series of AMPS,
                                                    the Fund must maintain:

                                                    -  asset coverage of the AMPS as required by the
                                                       rating agency or agencies rating the AMPS, and

                                                    -  asset coverage of at least 200% with respect to
                                                       senior securities that are stock, including the
                                                       AMPS.

                                                    In the event that the Fund does not maintain these
                                                    coverage tests or cure any deficiencies in the
                                                    time allowed, some or all of the AMPS will be
                                                    subject to mandatory redemption. See "Description
                                                    of AMPS--Redemption--Mandatory Redemption."

                                                    Based on the composition of the Fund's portfolio
                                                    as of November 30, 2002, the asset coverage of the
                                                    AMPS as measured pursuant to the 1940 Act would be
                                                    approximately 262% if the Fund were to issue all
                                                    of the AMPS offered in this prospectus,
                                                    representing approximately 38% of the Fund's
                                                    Managed Assets.

VOTING RIGHTS.....................................  The 1940 Act requires that the holders of the AMPS and any other preferred stock of the Fund, voting
                                                    as a separate class, have the right to elect at
                                                    least two Directors of the Fund at all times and
                                                    to elect a majority of the Directors at any time
                                                    when two years' dividends on the AMPS or any other
                                                    preferred stock are unpaid.

                                                    As required under the Fund's Articles and the 1940
                                                    Act, certain other matters must be approved by a
                                                    vote of all stockholders of all classes voting
                                                    together and by a vote of the AMPS and any other
                                                    preferred stock of the Fund tallied separately.
                                                    Each Common Share, each AMPS, and each share of
                                                    any other series of preferred stock of the Fund is
                                                    entitled to one vote per share. See "Description
                                                    of AMPS--Voting Rights" and "Anti-Takeover and
                                                    Other Provisions in the Articles of
                                                    Incorporation."

REDEMPTION........................................  Although the Fund will not ordinarily redeem AMPS, it may be required to redeem AMPS if, for example,
                                                    the Fund does not meet an asset coverage ratio
                                                    required by law or required by the Articles
                                                    Supplementary or in order to correct a failure to
                                                    meet a

                                                    rating agency guideline in a timely manner. See
                                                    "Description of AMPS--Redemption--Mandatory
                                                    Redemption." The Fund voluntarily may redeem AMPS
                                                    in certain circumstances. See "Description of
                                                    AMPS--Redemption--Optional Redemption."

LIQUIDATION.......................................  The liquidation preference of the AMPS of each series is $25,000 per share, plus an amount equal
                                                    to accumulated but unpaid dividends (whether or
                                                    not earned or declared by the Fund, but excluding
                                                    interest thereon). See "Description of AMPS--
                                                    Liquidation."
CUSTODIAN, AUCTION AGENT,
TRANSFER AGENT AND REGISTRAR......................  State Street Bank and Trust Company serves as custodian of the Fund's assets. The Bank of New
                                                    York serves as Auction Agent, transfer agent and
                                                    registrar. See "Custodian, Auction Agent, Transfer
                                                    Agent and Registrar."

                              FINANCIAL HIGHLIGHTS


    Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on September 27, 2002 through October 31, 2002. Because the Fund was recently organized and commenced investment operations on September 27, 2002, the table covers less than five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in municipal securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                        FOR THE PERIOD
                                                     SEPTEMBER 27, 2002*
                                                           THROUGH
                                                       OCTOBER 31, 2002
                                                         (UNAUDITED)
                                                    ----------------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period............          $14.32(**)
    Net Investment Income.........................            0.01
    Net Gains on Securities (both realized and
      unrealized).................................              --
  Total from Investment Operations................            0.01
  Offering Costs..................................           (0.03)
  Net Asset Value, End of Period..................          $14.30
  Per Share Market Value, End of Period...........          $15.00
  Total Investment Return on Net Asset Value......           (0.17)%(***)
  Total Investment Return on Market Value.........               0%(***)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in millions).........          $293.3
  Ratio of expenses to average net assets before
    reimbursement.................................            0.76%(****)
  Ratio of expenses to average net assets after
    reimbursement.................................            0.51%(****)
  Ratio of net investment income to average net
    assets for reimbursement......................            1.62%(****)
  Portfolio turnover rate.........................               0%


-------------------


  *  Commencement of operations
 ** Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the Common Stockholder from the $15.00 offering price.
*** Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the Common Stockholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the Common Stockholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.
**** Annualized. There were no AMPS outstanding during the period shown, and these ratios do not reflect the effect of dividend payments to Preferred Stockholders.

                                    THE FUND


    The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on July 29, 2002. The Fund issued an aggregate of 19,500,000 Common Shares, par value $.0001 per share, pursuant to the initial public offering thereof and commenced operations on September 27, 2002. On October 17, 2002 and November 13, 2002, the Fund issued 1,000,000 and 175,000 additional Common Shares, respectively, in connection with a partial exercise by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the AMEX under the symbol "NBH." The Fund's principal office is located at 605 Third Avenue, New York, New York 10158-0180, and its telephone number is 877-461-1899.



    The following provides information about the Fund's outstanding shares as of November 30, 2002:



                                                  AMOUNT HELD BY
                                       AMOUNT     THE FUND OR FOR       AMOUNT
TITLE OF CLASS                       AUTHORIZED     ITS ACCOUNT       OUTSTANDING
--------------                       -----------  ---------------  -----------------
Common.............................  999,992,000        0              20,681,981
Preferred
  Series A.........................        4,000        0                0
  Series B.........................        4,000        0                0


-------------------


  * A total of 1,000,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board of Directors of the Fund (the "Board") may classify or reclassify any unissued shares of capital stock from time to time without a stockholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has reclassified 4,000 shares of common stock as Series A AMPS and reclassified 4,000 shares of common stock as Series B AMPS, and has authorized the issuance of those AMPS.

                                USE OF PROCEEDS



    The net proceeds of the offering of AMPS will be approximately $ after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term, tax-exempt securities, although the Fund may, if necessary, also invest in other high quality, short-term securities, including mortgage-backed and corporate debt securities, that may be either tax-exempt or taxable.

                                 CAPITALIZATION


    The following table sets forth the unaudited capitalization of the Fund as of November 30, 2002, and as adjusted to give effect to the issuance of the AMPS offered in this prospectus.



                                           AS OF NOVEMBER 30, 2002
                                          --------------------------
                                             ACTUAL     AS ADJUSTED
                                             ------     -----------
Stockholders' equity:
AMPS, par value $.0001 per share (no
  shares issued; 7,176, as adjusted, at
  $25,000 per share liquidation
  preference)...........................            --  $179,400,000
Common Shares, par value, $.0001 per
  share (20,681,981 shares issued and
  outstanding)..........................  $      2,068         2,068
Capital in excess of par value
  attributable to Common Shares.........   295,646,853   293,507,853
Undistributed investment income--net....       (71,605)      (71,605)
Accumulated realized gain (loss)--net...       (76,907)      (76,907)
Unrealized appreciation on
  investments--net......................    (3,149,718)   (3,149,718)
Net Assets..............................  $292,350,691  $469,611,691



    As used in this prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding AMPS, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of its outstanding AMPS from net assets so long as the AMPS have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Articles. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund's portfolio meet specific industry and credit quality criteria. Market factors outside the Fund's control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund's portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

                             PORTFOLIO COMPOSITION


    As of November 30, 2002, 88.8% of the market value of the Fund's portfolio was invested in long-term municipal obligations and 11.2% in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of November 30, 2002. This information reflects the composition of the Fund's assets as of November 30, 2002 and is not representative of the Fund as of the current fiscal year or at any time in the future.



                         NUMBER OF      VALUE
S&P*   MOODY'S*  FITCH*   ISSUES    (IN THOUSANDS)   PERCENT
----   --------  ------  ---------  --------------  ----------
AAA    Aaa       AAA          34       $137,382        47.0%
AA     Aa        AA           13         26,603         9.1
A      A         A            27         78,046        26.7
BBB    Baa1      BBB          15         34,645        11.8
BB     Ba1       BB           --             --          --
B      B         B            --             --          --
NR+    NR+       NR+          --             --          --
VMIG1  A+                     14         34,740        11.9
Cash                          --        (19,065)       (6.5)
                          ------       --------      ------
Total                        103       $292,351       100.0%


-------------------

  * Ratings: Using the highest of S&P's, Moody's or Fitch's ratings on the Fund's municipal obligations. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.
  + Securities that are not rated by S&P, Moody's or Fitch. NB Management determines that these securities are comparable to securities of a particular rating. This determination is based on NB Management's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P, Moody's or Fitch if they were to rate the securities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES


    The Fund's investment objective is to provide Common Stockholders a high level of current income exempt from federal income tax. The Fund must satisfy its obligation to pay dividends on AMPS before distributing any income to Common Stockholders. The Fund may not achieve its investment objective.


    The Fund normally invests primarily in investment grade municipal debt securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal bonds) with remaining maturities of less than 15 years. The Fund's policy is to invest, under normal market conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Fund's investment manager to be reliable), is exempt from federal income tax. The Fund seeks to maintain a dollar-weighted average duration between three and eight years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds that are rated, at the time of investment, within the four highest categories by an NRSRO or are unrated but judged to be of comparable quality by NB Management. Investment grade debt securities are those rated "BBB" or higher by S&P, "Baa" or higher by Moody's or within one of the four highest rating categories by an NRSRO or are unrated but judged to be of comparable quality by NB Management. As a fundamental policy, the Fund will invest at least 80% of its total assets in Municipal Bonds.

    Duration is a measure of a fixed income security's sensitivity to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.

    The Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by NB Management. Bonds of below-investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds."

    Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

    The Fund will not invest more than 25% of its total assets in any industry, nor does the Fund normally invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal bonds are not considered part of any "industry." However, municipal bonds backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to the industries of such nongovernmental users. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader segment of the municipal bond market, such as hospital and other health care facilities obligations, housing agency revenue obligations, and airport revenue obligations. The Fund will invest more than 25% of its assets in such types of municipal bonds if NB Management determines that the yields available from such obligations in a particular segment justify the additional risks associated with a large investment in that segment. These obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries; however, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all such municipal bonds in such a market segment. The Fund may invest more than 25% of its assets in industrial development bonds or in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.

    The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

    For temporary defensive purposes, and in order to keep cash on hand fully invested, the Fund may temporarily invest to a substantial degree in high-quality, short-term municipal bonds. If these high-quality, short-term municipal bonds are not available or, in NB Management's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in the following taxable securities: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO; commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that NB Management considers consistent with such strategy. To the extent the Fund invests in taxable securities, it will not be able to achieve its investment objective of providing income exempt from federal income tax.

    The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.


    The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, AMPS voting as a single class, as well as by the vote of a majority of the outstanding AMPS tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the 1940 Act.



    If you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you. Special AMT rules apply to corporate holders. In addition, distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to stockholders as ordinary income, and distributions of any net capital gain will be subject to tax as long-term capital gain. See "Tax Matters."


    The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objective and Policies" in the Statement of Additional Information.

MUNICIPAL BONDS

    Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.


    The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds the interest on which is a Tax Preference Item, and a substantial portion of the dividends paid on to Fund stockholders thus may be such an item. AMPS may not be a suitable investment for investors who are already subject to the AMT or who would become subject to the AMT as a result of an investment in AMPS. See "Tax Matters."



    The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "private activity bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. They are not supported by the general taxing authority of any governmental entity. Although the ratings of NRSROs of the municipal bonds in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the NRSROs of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation. See Appendix A to the Statement of Additional Information for a summary of ratings.


    Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal bonds normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals based on a specified benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. See "Investment Policies and Techniques" in the Statement of Additional Information. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

    The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NB Management to be of comparable quality to securities that are rated investment grade. There is no limitation on the percentage of the Fund's assets that may be invested in these lease obligations. A lease obligation is backed by the municipality's promise to make the payments due under the lease obligation. Lease obligations containing "non-appropriation" clauses provide that the municipality has no obligation to make lease installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

    The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price at which it was issued, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The Fund may also engage in interest rate and other hedging and risk management transactions; purchase and sell options (including swaps, caps, floors and collars) on municipal bonds and on indices based on municipal bonds; and purchase and sell municipal bonds on a "when-issued" or "delayed delivery" basis. In general, the Fund may purchase and sell (or write) options on up to 20% of its total assets. The Securities and Exchange Commission requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements, which are more fully described in the Statement of Additional Information. The Fund may engage in these transactions both for speculative purposes and as a means to hedge risk. The Fund may also engage, to a limited extent, in financial futures contracts and related options contracts for hedging purposes. The Fund may also hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. See the Statement of Additional Information for a further description of these investment practices.

SELECTION OF INVESTMENTS


    NB Management selects securities for the Fund's portfolio that it believes entail reasonable credit risk considered in relation to the particular investment policies of the Fund. As a result, the Fund does not necessarily invest in the highest yielding municipal bonds permitted by its investment policies if NB Management determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates is not a major consideration. The Fund's policy is to invest at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years. The Fund seeks to maintain a dollar-weighted average duration between three and eight years. For this purpose, any scheduled principal prepayments on municipal bonds are reflected in the calculation of dollar-weighted average duration. NB Management may adjust the average duration of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Duration is a measure of a security's sensitivity to changes in market interest rates that takes account of all payments of principal and interest scheduled to occur over the life of the security.



    From time to time, the Fund may invest in securities of a municipal issuer, most or all of which is held by the Fund, by itself or together with other funds or accounts managed by NB Management. If the other funds holding the securities are open-end investment companies, they may need to liquidate their assets to meet shareholder redemptions, which could adversely affect the value of the same securities held by the Fund. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when NB Management believes it is advisable to do so.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS


    The Fund may purchase municipal bonds on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal bonds in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations; the value of the municipal bonds at delivery may be more or less than their purchase price, and yields generally available on municipal bonds when delivery occurs may be higher than yields on the municipal bonds obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments, which are marked to market daily, pursuant to guidelines established by the Board of Directors. The Fund will make commitments to purchase municipal bonds on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.


    To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies. However, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. Use of these techniques has a leverage-like effect on the Fund.

    For more information, see "Investment Policies and Techniques--Special Considerations Relating to Municipal Securities" in the Statement of Additional Information.

OTHER FORMS OF LEVERAGE AND BORROWINGS


    In addition to the issuance of AMPS, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of options, futures contracts, residual interest bonds and other derivative instruments. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.


    The Securities and Exchange Commission does not consider derivative instruments used by the Fund to constitute senior securities (and they will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price. The Fund has no current intention to use such instruments to an extent that would put more than 5% of its net assets at risk.

    The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                                     RISKS


    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.



    LEVERAGE RISK. The Fund uses financial leverage for investment purposes by issuing AMPS. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 38% of the Fund's net assets.



    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the AMPS' asset coverage. There can be no assurance that the Fund's leveraging strategies involving AMPS or derivatives will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. As long as the AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.


    The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a stockholder, would bear its proportionate share of the cost of such leveraging.

The Fund may also invest in investment companies whose income distributions are not exempt from federal income tax, and if it does, some of the Fund's income distributions may be taxable.


    Because the fee paid to NB Management will be calculated on the basis of the Fund's Managed Assets (which includes the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving NB Management an incentive to utilize leverage.



    INTEREST RATE RISK. The Fund issues AMPS, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal obligations that pay interest based on longer-term yields. Longer-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, AMPS rates may rise such that the amount of dividends paid to Preferred Stockholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the AMPS offering) is available to pay AMPS dividends, however, AMPS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay AMPS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.



    AUCTION RISK. Preferred Stockholders may not be able to sell AMPS at an auction if the auction fails; that is, if there are more AMPS offered for sale than there are buyers for those AMPS. Also, if a hold order is placed at an auction (an order to retain AMPS) only at a specified rate, and that bid rate exceeds the rate set at the auction, the AMPS will not be retained. Additionally, if you elect to buy or retain AMPS without specifying a rate below which you would not wish to continue to hold those AMPS, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your AMPS than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auction--Auction Procedures."



    SECONDARY MARKET RISK. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days in the case of the Series A AMPS and 28 days in the case of the Series B AMPS), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the Auction Agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to AMPS. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period.



    RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's and Fitch assign a rating of "Aaa" and "AAA," respectively, to the AMPS, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. A rating agency could downgrade AMPS, which may make AMPS less liquid at an auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades AMPS of the

Fund, the Fund will alter its portfolio or redeem AMPS. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the asset tests the Fund must meet.


GENERAL RISKS OF INVESTING IN THE FUND


    An investment in the Fund is subject to, among other things, market discount risk, interest rate risk, credit risk, municipal bond market risk, reinvestment risk, leverage risk, inflation risk, liquidity risk, derivatives risk and management risk. An investment in AMPS will also be subject to the risk associated with the fact that the Fund is recently organized. These risks are summarized below.


    LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational only since September 27, 2002.

    INTEREST RATE RISK. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in market interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. Because the Fund will invest primarily in intermediate-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.


    INCOME RISK. The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short term and long term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to AMPS could drop as well if the Fund purchases securities with lower interest coupons.


    CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower-yielding security.

    LIQUIDITY RISK. The market for municipal obligations may be less liquid than for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Fund may purchase, may be less liquid than for general obligation bonds. Liquid secondary trading in unrated municipal obligations may not exist. The Fund may not be able to sell these securities when NB Management determines it is appropriate. When the Fund has a need to raise cash, NB Management may be forced to sell from the portfolio some securities it would prefer to retain.

    Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Fund may not be able to dispose of municipal obligations in a timely manner and at the price at which the Fund is carrying it. There may be no established trading markets for certain municipal obligations, and trading in these securities may be relatively inactive. Some of the Fund's investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Fund. Valuing illiquid or restricted securities is difficult, and NB Management's judgment may play a greater role in their valuation.

    CREDIT RISK. The Fund could lose money if the issuer of a municipal bond, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

    Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Securities rated "Baa" by Moody's are regarded by Moody's as being medium-grade obligations; they are neither highly protected nor poorly secured. Although interest payments and principal payments for these securities appear adequate for the present, they may lack certain protective elements or may be characteristically unreliable over any great length of time. They also may lack outstanding investment characteristics and may have speculative characteristics. The Fund may be more dependent upon NB Management's investment analysis of unrated municipal bonds than is the case with rated municipal bonds.

    The Fund may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by NB Management. These bonds, which are below-investment grade, are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower-grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities and the market values of lower-grade securities tend to be more volatile than investment-grade securities.

    MUNICIPAL BOND MARKET RISK. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NB Management than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below-investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

    The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations. Such laws, or political considerations, might constrain the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of, and manage, the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

    The recent economic downturn, which is of uncertain duration, has absorbed the reserves that many states and municipalities had accumulated during the long economic expansion of the 1990's and has unbalanced many state and municipal budgets. Because the disclosure requirements for issuers of municipal securities are more limited than those for issuers of other securities, it may be more difficult to discern accurately the financial condition of a municipal issuer in times of significant economic change. Furthermore, because this downturn follows a long expansion, some municipal finance officers may have limited experience in responding to such a situation. If the economy remains slow, it could also impact many private enterprises whose revenues support private activity bonds or form a critical part of the tax base of a state or municipality. Strife in the Middle East could substantially increase the price of oil and thus gasoline, which is an important expense for many municipalities.

    TERRORISM RISKS. Municipal securities are subject to a risk that terror attacks could result in substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. The impact of these events may extend beyond the immediately-affected area and beyond the time of the attack. Businesses that leave an affected area in the wake of such an attack may not return, and economic activity may slow if tourists and local consumers avoid the affected city. These events could severely affect the tax base of a particular issuer of municipal securities and could damage or destroy a facility whose revenues support the payment of particular municipal securities. These attacks, and measures taken to prevent them, may also impose substantial overtime costs on municipal budgets. See "Recent Developments."

    HIGH YIELD RISK. Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower-quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Investments in lower-grade securities will expose the Fund to greater risks than if the Fund owned only higher-grade securities.

    REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall return.


    INFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Common Shares and distributions can decline, and the dividend payments on the Fund's AMPS, if any, or interest payments on Fund borrowings, if any, may increase.


    MANAGEMENT RISK. The Fund is subject to management risk because it has an actively-managed investment portfolio. NB Management and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

    ECONOMIC SECTOR AND GEOGRAPHIC RISK. The Fund may invest 25% or more of its total assets in municipal obligations of issuers in the same state (or U.S. territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life-care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health-care related issuers are susceptible to Medicare, Medicaid and other third-party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Common Shares.

    RISKS OF CERTAIN INVESTMENTS OF THE FUND. In addition to the risks described above, the Fund's investments are subject to certain other kinds of risk, such as:

    - NB Management's judgment about the attractiveness, value or income potential of a particular municipal obligation may prove to be incorrect;

    -  municipal obligations may fall out of favor with investors;

    - a rise in interest rates could cause the value of the Fund's portfolio generally to decline;

    - unfavorable legislation may affect the tax-exempt status of municipal obligations; and

    - unfavorable regulatory action could affect the tax-exempt status of a particular security or type of security held by the Fund.

    The Fund may invest more than 25% of its assets in municipal obligations that finance the same or similar types of facilities or issuers located in the same state. If the Fund invests more than 25% of its assets in such segments, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in those segments of the municipal market.

    The Fund may invest in unrated "non-appropriation" lease obligations or installment purchase contract obligations of municipal authorities or entities believed by NB Management to be of comparable quality to securities that are rated investment grade. Regardless of the issuer's creditworthiness, it is possible that a municipality will fail to appropriate money in the future because of political changes, changes in the economic viability of a project or general economic changes. While these lease obligations generally are secured by a lien on the leased property, disposing of foreclosed property could be costly and time-consuming, and the Fund may not recoup its original investment.

    The Fund may invest in zero coupon bonds. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

    Some of the Fund's income may be subject to federal taxation. The Fund may realize taxable gain on some of its securities, and some of the Fund's income may be a Tax Preference Item.

    The Fund may acquire securities on a "when-issued" or "delayed delivery" basis. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. If a significant percentage of the Fund's assets are committed to the purchase of securities on a "when-issued" and/or "delayed delivery" basis, the volatility of the Fund's net asset value may increase and the flexibility to manage the Fund's investments may be limited. Engaging in "when-issued" and "delayed delivery" transactions has a leverage-like effect on the Fund.

    The Fund may invest in derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Fund's interest-rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. The use of derivatives may produce taxable income.

    RECENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

    Please see "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS


    The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, AMPS voting as a single class, as well as by the vote of a majority of the outstanding AMPS tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. The Fund may not invest more than 25% of total Fund assets in securities of issuers having their principal business activities in any one industry. However, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal obligations market or in obligations of issuers located in the same state. Municipalities are not considered to be in any industry; however, where a municipal security is supported only by the income from a particular enterprise or the assets of a particular private company, the Fund will treat that enterprise or company as the issuer for purposes of this limitation. The Fund also may not invest more than 5% of total Fund assets in securities of any one issuer, except that this limitation does not apply to bonds issued by the U.S. Government, its agencies and instrumentalities or to the investment of 25% of the Fund's total assets in shares of other registered investment companies. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or Fitch on AMPS. See the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.


    The Fund may use various investment strategies designed to limit the risk of bond price fluctuations. These hedging strategies include purchasing put and call options and using financial futures contracts and related options contracts. See "Investment Policies and Techniques" in the Statement of Additional Information.

QUALITY OF INVESTMENTS

    The Fund will invest at least 80% of its total assets in municipal bonds of investment grade at the time of investment. Investment grade means that such bonds are rated by national rating agencies within the four highest grades (rated Baa or BBB or better by Moody's, S&P & Fitch) or are unrated but judged to be of comparable quality by NB Management.

LIMITED ISSUANCE OF AMPS



    Under the 1940 Act, the Fund could issue AMPS having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the net assets of the Fund following such issuance. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding AMPS for purposes of this asset-coverage requirement. If the total liquidation value of the AMPS plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare distributions on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced.



    Although the 1940 Act permits the Fund to issue AMPS having a total liquidation value of up to one-half the net assets of the Fund, the Fund currently intends to issue AMPS with a total liquidation value of only 38% of the Fund's its net assets. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Stockholders to less income and net asset value volatility than if the Fund were more highly leveraged through AMPS. It also gives the Fund flexibility to utilize other forms of leverage (such as derivatives) in addition to AMPS from time to time in accordance with the 1940 Act asset-coverage requirements that may be more efficient or cost-effective sources of leverage than AMPS under the circumstances. The Fund intends to purchase or redeem AMPS, if necessary, to keep the liquidation value of the AMPS plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's net assets.


MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK


    The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Stockholders. In order to attempt to offset such a negative impact of leverage on Common Stockholders, the Fund may shorten the average duration of its investment portfolio (by investing in short-term securities or implementing certain hedging strategies) or may extend the maturity of outstanding AMPS. The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing AMPS or by reducing any holdings in instruments that create leverage. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on NB Management's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.



    If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued AMPS or AMPS that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as derivative instruments.


HEDGING AND RELATED STRATEGIES

    The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. Hedging strategies that the Fund may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or taxable debt securities whose prices, NB Management believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to stockholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that NB Management will determine to use them for the Fund or, if used, that the strategies will be successful.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

    NB Management serves as the investment manager of the Fund. Subject to the general supervision of the Board of Directors, NB Management is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

    Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several open-end investment company clients and to individuals investing in mutual funds. As of September 30, 2002, NB Management and its affiliates had approximately
$53.6 billion in assets under management.

    NB Management has retained Neuberger Berman to serve as sub-adviser to the Fund. See "Sub-Adviser" below. Neuberger Berman and NB Management are wholly-owned subsidiaries of Neuberger Berman Inc., a publicly-owned holding company, located at 605 Third Avenue, New York, New York 10158-3698.

    Theodore P. Giuliano, Thomas J. Brophy and Lori Canell have primary responsibility for the day-to-day portfolio management of the Fund.
Mr. Giuliano, a Vice President and Director of NB Management and a Managing Director of Neuberger Berman, is the manager of the Fixed Income Group of Neuberger Berman, which he helped establish in 1984. Mr. Brophy and Ms. Canell are Vice Presidents of NB Management. Mr. Brophy and Ms. Canell are also Managing Directors of Neuberger Berman. Mr. Brophy has been a portfolio manager and a credit analyst for Neuberger Berman since 1998. From 1997 to 1998, he was employed by Columbus Circle Investors, Inc. LP as a Vice President. Ms. Canell joined Neuberger Berman in 1995.

SUB-ADVISER

    NB Management has retained Neuberger Berman 605 Third Avenue, New York, New York 10158-3698, to serve as the Fund's sub-adviser, responsible for providing investment recommendations and research.

    NB Management (and not the Fund) will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the open-end investment companies and the other closed-end investment companies managed by NB Management. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

MANAGEMENT AGREEMENT


    Pursuant to an investment management agreement between NB Management and the Fund (the "Management Agreement"), the Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of .25% of the Fund's average daily total assets minus liabilities other than any aggregate indebtedness that may be entered into for purposes of leverage ("Managed Assets") for the services and facilities it provides. The liquidation preference of the AMPS is not a liability. Pursuant to an administration agreement between NB Management and the Fund, the Fund has agreed to pay NB Management an administration fee payable on a monthly basis at the annual rate of .30% of the Fund's average daily Managed Assets.



    In addition to the fees of NB Management, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any AMPS, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


    NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of the Fund's operations through October 31, 2011):


                                            PERCENTAGE WAIVED (ANNUAL RATE AS A       PERCENTAGE WAIVED (ANNUAL RATE AS A
                                          PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO  PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
FISCAL PERIOD                                    COMMON SHARES--ASSUMING NO               COMMON SHARES--ASSUMING THE
ENDING OCTOBER 31,                            AMPS ARE ISSUED OR OUTSTANDING)                 ISSUANCE OF AMPS(2))
------------------                        ----------------------------------------  ----------------------------------------
2002(1).................................                              .25%                                      .40%
2003....................................                              .25%                                      .40%
2004....................................                              .25%                                      .40%
2005....................................                              .25%                                      .40%
2006....................................                              .25%                                      .40%
2007....................................                              .25%                                      .40%
2008....................................                              .20%                                      .32%
2009....................................                              .15%                                      .24%
2010....................................                              .10%                                      .16%
2011....................................                              .05%                                      .08%


-------------------


(1)  From the commencement of the Fund's operations.
(2) Assumes the issuance of AMPS in an amount equal to 38% of the Fund's net assets (after issuance).

    NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.



    Because the fees received by NB Management are based on the Managed Assets of the Fund (including assets represented by AMPS and any leverage created thereby), NB Management has a financial incentive for the Fund to issue AMPS, which may create a conflict of interest between NB Management and the holders of the Fund's Common Shares.

                              DESCRIPTION OF AMPS



    The following is a brief description of the terms of the AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the AMPS in the Fund's Articles Supplementary, which is attached as Appendix A to the Statement of Additional Information.


GENERAL


    Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. All AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).



    AMPS will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All AMPS carry one vote per share on all matters on which such shares are entitled to be voted. AMPS will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.


DIVIDENDS AND RATE PERIODS


    GENERAL. The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the Series A AMPS will be
days and the dividend rate for this period will be   %. The initial rate period
for the Series B AMPS will be    days and the initial dividend rate for this
period will be   %. Subsequent rate periods normally will be seven days for the
Series A AMPS and 28 days for the Series B AMPS, and the dividend rate for each such period will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods, depending on its needs and NB Management's outlook for interest rates, by designating them as special rate periods. See "Designation of Special Rate Periods" below.



    DIVIDEND PAYMENT DATES. Dividends on AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund's Articles and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.



    Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the Auction Agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred Stockholders. These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, the current Broker-Dealer has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.



    CALCULATION OF DIVIDEND PAYMENT. The Fund computes the amount of dividends per share payable on AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the dividend period or part thereof, and the denominator of the fraction will be 365 for any dividend period other than a special dividend period. This rate is multiplied by $25,000 to arrive at the dividends per share.

    Dividends on AMPS will accumulate from the date of original issue. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction, except as described below. The dividend rate that results from an auction will not be greater than the maximum rate.


    The maximum applicable rate for any regular rate period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. If notice of a special dividend period is delivered that specifies a maximum applicable rate for the special dividend period, the applicable percentage is determined on the day that the notice is delivered.


    The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Moody's or Fitch. If Moody's or Fitch or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. As shown in the following table, the applicable percentage also depends on whether or not the Fund has notified the Auction Agent prior to the auction of the Fund's intent to allocate to such shares income that is taxable for federal income tax purposes.


                      APPLICABLE PERCENTAGE PAYMENT TABLE

                             CREDIT RATINGS
------------------------------------------------------------------------  APPLICABLE PERCENTAGE:  APPLICABLE PERCENTAGE:
              MOODY'S                               FITCH                    NO NOTIFICATION           NOTIFICATION
-----------------------------------  -----------------------------------  ----------------------  ----------------------
           Aa3 or higher                        AA- or higher                          110%                    150%
             A3 to A1                             A- to A+                             125%                    160%
           Baa3 to Baa1                         BBB- to BBB+                           150%                    250%
            Ba3 to Ba1                           BB- to BB+                            200%                    275%
             Below Ba3                            Below BB-                            250%                    300%

    The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                     REFERENCE RATE TABLE
----------------------------------------------------------------------------------------------
              RATE PERIOD                                     REFERENCE RATE
----------------------------------------    --------------------------------------------------
28 days or less                                       Greater of:
                                                   -  "AA" Composite Commercial Paper Rate
                                                   -  Taxable Equivalent of the Short-Term
                                                      Municipal Bond Rate
29 days to 182 days                                   "AA" Composite Commercial Paper Rate
183 days to 364 days                                  Treasury Bill Rate
365 days or more                                      Treasury Note Rate

    For a special rate period, the reference rate will be the higher of (1) the reference rate for a rate period equal in length to the rate period then ending or (2) the reference rate for a rate period equal in length to the special rate period then beginning, determined in each case as of the auction date for the new special rate period. Special provisions apply to a rate period following a special rate period of 28 days or more until the fund conducts an auction that attracts sufficient clearing bids.

    The "AA Composite Commercial Paper Rate" is as set forth in the table below:

                   AA COMPOSITE COMMERCIAL PAPER RATE TABLE.

  RATE PERIOD              SPECIAL RATE PERIOD               AA COMPOSITE COMMERCIAL PAPER RATE*
---------------  ----------------------------------------  ----------------------------------------
28 days or less  48 days or fewer                                        30-day rate
                 49 days to 69 days                                      60-day rate
                 70 days to 84 days                           Average of 60-day and 90-day rates
                 85 days to 98 days                                      90-day rate
                 99 days to 119 days                         Average of 90-day and 120-day rates
                 120 days to 140 days                                    120-day rate
                 141 days to 161 days                        Average of 120-day and 180-day rates
                 162 days to 182 days                                    180-day rate

-------------------

  *  Rates stated on a discount basis

    The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P, as made available by the Federal Reserve Bank of New York. If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis to the Auction Agent at the close of business on the business day next preceding such date by commercial paper dealers designated by the Fund. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.


    "Tax Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Articles Supplementary. The calculation excludes any bonds the interest on which constitutes a Tax Preference Item. The calculation of an after-tax rate uses the maximum marginal federal individual income tax rate applicable to ordinary income or the maximum marginal federal corporate income tax rate applicable to ordinary income, whichever is greater.


    Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.


    In most cases, if an auction for AMPS is not held when scheduled, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.



    GROSS-UP PAYMENTS. Preferred Stockholders are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Articles, including the Articles Supplementary, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments (as defined below) in accordance with the following:



    If, in the case of any special rate period of more than 28 rate period days, the Fund makes a Taxable Allocation to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.



    If, in the case of any minimum rate period or any special rate period of 28 rate period days or fewer, the Fund allocates any net capital gain or other income taxable for federal income tax purposes to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent as described below under "The Auction--Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding AMPS or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of DTC) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.



    A "Gross-up Payment" means payment to a Preferred Stockholder of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder for federal income tax purposes. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that dividends received from the Fund are not a Tax Preference Item for any holder of AMPS; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code")) would be taxable in the hands of each holder of AMPS at the maximum marginal federal income tax rate applicable to ordinary income, or net capital gain, as applicable, or the maximum marginal federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.



    RESTRICTION ON DIVIDENDS AND OTHER DISTRIBUTIONS. While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:



    - In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (I.E., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (I.E., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines and Asset Coverage" below);



    - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (I.E., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount.



    - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under "Rating Agency Guidelines and Asset Coverage" below) is met;

    - Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and



    - The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.



    The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.



    DESIGNATION OF SPECIAL RATE PERIODS. The Fund, in certain circumstances, may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, at least equal the Preferred Shares Basic Maintenance Amount (b) an Auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any AMPS, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Fund will give holders of AMPS notice of a special rate period as provided in the Articles Supplementary.


REDEMPTION


    MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating AMPS, or (b) the 1940 Act Preferred Shares Asset Coverage, AMPS will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles, including the Articles Supplementary, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.



    In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

    OPTIONAL REDEMPTION. The Fund, at its option, may redeem shares of each series of AMPS, in whole or in part, out of funds legally available therefore. Any optional redemption will occur on the second business day preceding a dividend payment date at the optional redemption price per share of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. In addition, Preferred Stockholders may be entitled to receive additional dividends if the redemption causes the Fund to make a retroactive Taxable Allocation without having given advance notice to the Auction Agent. AMPS may not be redeemed in part if fewer than 250 Shares would remain outstanding after the redemption. The Fund has the authority to redeem the AMPS for any reason. See the Articles Supplementary, attached as Appendix A to the Statement of Additional Information, for a complete listing of the circumstances in which the Fund must redeem AMPS.


LIQUIDATION


    Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.


    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE


    The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. (The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; the concept is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets.) Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on the Fund's portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of AMPS then outstanding and (b) certain accrued and projected dividend and other payment obligations of the Fund.

    The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of November 30, 2002, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred stock, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $2,139,000 would have been computed as follows:



  Value of Fund assets less
         liabilities
   not constituting senior
          securities            =  $469,611,691 =  262%
------------------------------     -----------
Senior securities representing     $179,400,000
         indebtedness
             plus
liquidation value of the AMPS



    In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating AMPS, the Fund will be required to redeem AMPS as described under "Redemption--Mandatory Redemption" above.



    The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for AMPS may, at any time, change or withdraw any such rating. The Board may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to AMPS.



    As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and NB Management and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by an NRSRO.



    A rating agency's guidelines will apply to AMPS only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or Fitch, or both, for rating AMPS.


VOTING RIGHTS


    Except as otherwise provided in this prospectus and in the Statement of Additional Information, in the Articles, including the Articles Supplementary, or as otherwise required by law, holders of AMPS will have equal voting rights with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund as a single class.

    Holders of outstanding AMPS, voting as a separate class, are entitled at all times to elect two of the Fund's Directors. The remaining Directors normally are elected by holders of Common Shares and preferred stock, including AMPS, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred stock, including AMPS, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding AMPS, the number of Directors constituting the Board shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of AMPS, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of AMPS, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding AMPS, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of AMPS (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of AMPS have the right to elect in any event), will terminate automatically.



    So long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of AMPS outstanding at the time (voting together as a separate class):



    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS or any other preferred stock, unless, in the case of preferred stock on a parity with the AMPS, the Fund obtains confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;



    (b) amend, alter or repeal the provisions of the Articles, including the Articles Supplementary, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and
(iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;


    (c) authorize the Fund's conversion from a closed-end to an open-end investment company;

    (d) amend the provisions of the Articles, which provide for the classification of the Board of Directors of the Fund into three classes, each with a term of office of three years with only one class of Directors standing for election in any year; or


    (e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the AMPS.



    So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.



    The Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Articles, including the Articles Supplementary, of a holder of shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Articles, including the Articles Supplementary, the affirmative vote of the holders of a majority of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding AMPS means the affirmative vote of the lesser of (a) 67% or more of the outstanding AMPS present at a meeting of Preferred Stockholders or represented by proxy if the holders of more than 50% of the outstanding AMPS are present or represented by proxy or (b) more than 50% of the outstanding AMPS. However, to the extent permitted by the Articles, including the Articles Supplementary, no vote of holders of Common Shares, either separately or together with holders of AMPS as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of Common Shares will not be entitled to vote in respect of the matters contemplated by (a) or (b) above, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of Common Shares expressly set forth in the Articles.



    The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


                                  THE AUCTION

GENERAL


    The Articles Supplementary provide that, except as otherwise described herein, the applicable dividend rate for AMPS for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Articles Supplementary for a more complete description of the auction process.



    AUCTION AGENCY AGREEMENT. The Fund will enter into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for AMPS so long as the Applicable Rate is to be based on the results of an auction.


    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.



    The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a period of more than one year, of the liquidation preference ($25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in the auction.


    The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES


    Prior to the submission deadline on each auction date for AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS (a "Beneficial Owner") may submit orders ("Orders") with respect to such AMPS to that Broker-Dealer as follows:


    - Hold Order--indicating its desire to hold such shares without regard to the applicable rate for the next dividend period.

    - Bid--indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next dividend period thereof is less than the rate specified in such bid.

    - Sell Order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next dividend period thereof.


    A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.



    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.



    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.


    There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning all the shares of such series available for purchase in the auction.


    If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be a rate determined on the basis of current market rates appropriate to the length of the rate period in question.



    The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.


    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.


    The auctions for Series A AMPS will normally be held every seven days, and each subsequent rate period will normally begin on the following business day. The auctions for Series B AMPS will normally be held every 28 days, and each subsequent rate period will normally begin on the following business day.



    Whenever the Fund intends to include any net capital gain or other income taxable for federal income tax purposes in any dividend on AMPS, the Fund shall, in the case of minimum rate periods or special rate periods of 28 rate period days or fewer, and may, in the case of any other special rate period, notify the Auction Agent of the amount to be so included not later than the dividend payment date next preceding the auction date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the auction to be held on such auction date.


    If an auction date is not a business day because the American Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next dividend period will be the Auction Rate determined on the previous auction date.

    If a dividend payment date is not a business day because the American Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

    - the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

    - the affected dividend period will end on the day it otherwise would have ended; and

    - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

    The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of either series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:


Current Holder A........................  Owns 500 shares, wants to sell all 500    Bid order of 4.1% rate for all 500
                                          shares if auction rate is less than 4.1%  shares
Current Holder B........................  Owns 300 shares, wants to hold            Hold order--will take the auction rate
Current Holder C........................  Owns 200 shares, wants to sell all 200    Bid order of 3.9% rate for all 200
                                          shares if auction rate is less than 3.9%  shares
Potential Holder D......................  Wants to buy 200 shares                   Places order to buy at or above 4.0%
Potential Holder E......................  Wants to buy 300 shares                   Places order to buy at or above 3.9%
Potential Holder F......................  Wants to buy 200 shares                   Places order to buy at or above 4.1%


    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.



SECONDARY MARKET TRADING AND TRANSFER OF AMPS



    The Broker-Dealer may maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in AMPS will provide owners with liquidity of investment. AMPS are not registered on any stock exchange or on the Nasdaq Stock Market.


    Investors who purchase shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.


    A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES


    The Articles authorize the issuance of one billion (1,000,000,000) shares of capital stock. The Fund has issued 20,681,981 Common Shares with a par value of $.0001 per share. All Common Shares have equal rights with all other Common Shares to the payment of dividends and the distribution of assets upon liquidation. The Common Shares are fully paid and non-assessable and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever AMPS are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on AMPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to the distributions. See "Description of AMPS" above.


    The Common Shares are listed on the American Stock Exchange. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

    Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional Common Shares or sell shares already held, the stockholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. The Fund's Articles limit the ability of the Fund to convert to open-end status. See "Anti-takeover and Other Provisions in the Articles of Incorporation."

      ANTI-TAKEOVER AND OTHER PROVISIONS IN THE ARTICLES OF INCORPORATION

    The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


    The Articles require a vote by holders of at least 75% of the Fund's Board and at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company;
(3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act;
(6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act. As noted above, AMPS vote together with Common Shares on all matters. The 1940 Act also requires approval of a majority of the outstanding AMPS for any conversion from a closed-end to an open-end investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of the AMPS may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.


    The Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Director in an election of Directors.

    Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

    REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND


    The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem or repurchase their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount. Any determination to repurchase Common Shares would reduce the asset coverage for the AMPS and might make it necessary or desirable for the Fund to redeem AMPS. As described above in "Description of AMPS--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions," the repurchase of Common Shares may be restricted or prohibited at times when there exist unpaid distributions on the AMPS.



    If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.


    Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the Statement of Additional Information under

"Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value

                                  TAX MATTERS
GENERAL; TAXATION OF THE FUND


    The following federal income tax discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.


    The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code (a "RIC"), which involves satisfying certain distribution and other requirements. If the Fund so qualifies, it will not be subject to federal income tax on taxable income it distributes in a timely manner to its stockholders in the form of dividends or capital gain distributions.


    To satisfy the distribution requirement applicable to RICs, the Fund must generally distribute as dividends to its stockholders, including holders of AMPS, at least 90% of its taxable net investment income, net tax-exempt income and net short-term capital gain. These distributed amounts must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on AMPS constitute preferential dividends under section 562(c) of the Code and thus do not qualify for the dividends-paid deduction.



    If at any time when AMPS are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Stockholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on RICs that fail to distribute for a given calendar year, generally, at least 98% of their taxable net investment income and 98% of their capital gain net income) and income tax on any undistributed income or gains and may, in certain circumstances, prevent the Fund from continuing to qualify for treatment as a RIC. Pursuant to any such suspension, the Fund may redeem AMPS in an effort to comply with the distribution requirement applicable to RICs and to avoid income and excise taxes.


TAXATION OF THE FUND'S STOCKHOLDERS

    The Fund primarily invests in municipal bonds issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) the income on which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NB Management to be reliable), exempt from federal income tax. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not subject to federal income tax.


    All or a portion of the interest the Fund receives on the municipal bonds its holds may be a "Tax Preference Item" for purposes of the AMT, with the result that all or a portion of the dividends it pays to Fund stockholders also would be such an item. Accordingly, if you are, or as a result of an investment in the Fund would become, subject to the AMT, the Fund may not be a suitable investment for you.

    The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than DE MINIMIS will be included in the Fund's taxable income and generally will be taxable to its stockholders when it distributes that income to them.


    The Fund's investments in certain debt obligations, such as zero coupon municipal instruments, may cause it to recognize taxable income in excess of the cash generated by those obligations. Thus, the Fund could be required at times to liquidate those or other investments in order to satisfy its distribution requirements.


    For federal income tax purposes, distributions of investment income other than exempt-interest dividends are taxable as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Generally, a distribution of gains the Fund realizes on the sale or exchange of investments will be taxable to its stockholders, even though the interest income from those investments generally will be tax-exempt. Whether distributions of net capital gains are taxed as ordinary income or long-term capital gains is determined by how long the Fund owned the investments that generated those capital gains, rather than how long a stockholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as long-term capital gains (provided the Fund designates those distributions as capital gain dividends), whereas distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus were included in the price the stockholder paid for the shares).


    Any gain resulting from a stockholder's sale or exchange of Fund shares will also be subject to tax. In addition, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for those dividends under the income or other tax laws of any state or local taxing authority.


    The Fund will apply backup withholding at the rate of 30% for taxable amounts paid during 2002 and 2003 where it is required to apply that withholding. Please see "Tax Matters" in the Statement of Additional Information for additional information about the backup withholding tax rates for subsequent years.


    This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of state and local income tax laws to Fund dividends and capital gain distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.


    The foregoing does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may apply in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

                                  UNDERWRITING


    Subject to the terms and conditions of a purchase agreement dated December
  , 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.





                                                NUMBER OF AMPS
                                            ----------------------
UNDERWRITER                                 SERIES A     SERIES B
-----------                                 --------     --------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated..................
Salomon Smith Barney Inc................
A.G. Edwards & Sons, Inc................
                                            --------     --------
          Total.........................
                                            ========     ========



    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary certificates, opinions and other documents and the receipt by the Fund of AAA and Aaa ratings on the AMPS by Fitch and Moody's, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS sold under the purchase agreement if any of the AMPS are purchased. In the purchase agreement, the Fund and NB Management have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.



    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $    per share. The sales load the Fund will
pay of $250 per share is equal to 1% of the initial offering price. The underwriters may allow, and the dealers may allow, a discount not in excess of
$    per share on sales to other dealers. After the initial public offering, the public offering price, and concession may be changed. Investors must pay for any
shares purchased in the initial public offering on or before           , 2002.


    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.


    The settlement date for the purchase of the AMPS will be December   , 2002,
as agreed upon by the underwriters, the Fund and NB Management pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

    The addresses of the principal underwriters are: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080; Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013; A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103.


             CUSTODIAN, AUCTION AGENT, TRANSFER AGENT AND REGISTRAR

    The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian performs custodial and fund accounting services.


    The Bank of New York, 100 Church Street, 8th floor, New York, New York 10286, serves as the Fund's Auction Agent, transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund's Dividend Reinvestment Plan.


                                 LEGAL MATTERS


    Certain legal matters in connection with the AMPS will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the underwriters by Clifford Chance US LLP, New York, New York.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


                                                    PAGE
                                                    ----
Use of Proceeds...................................     i
Investment Objective and Policies.................     1
Investment Restrictions...........................     2
Further Investment Policies and Investment
  Techniques......................................     4
Further Investment Techniques.....................    12
Portfolio Trading and Turnover Rate...............    24
Certain Risk Considerations.......................    24
Management of the Fund............................    25
Investment Management and Administration
  Services........................................    35
Portfolio Transactions............................    40
Net Asset Value...................................    42
Description of AMPS...............................    42
Certain Provisions in the Articles of
  Incorporation...................................    44
Additional Information Concerning the Auctions for
  AMPS............................................    46
Repurchase of Common Shares; Tender Offers;
  Conversion to Open-End Fund.....................    47
Tax Matters.......................................    49
Custodian, Transfer Agent and Auction Agent.......    57
Independent Auditors..............................    57
Counsel...........................................    57
Registration Statement............................    57
Report of Independent Auditor.....................    58
Financial Statement...............................    59
APPENDIX A--Articles Supplementary................   A-1
APPENDIX B--Description of Securities Ratings.....   B-1
APPENDIX C--Tax-Equivalent Yield Table............   C-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $179,400,000


                                NEUBERGER BERMAN
                        INTERMEDIATE MUNICIPAL FUND INC.


                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                             3,588 SHARES, SERIES A
                             3,588 SHARES, SERIES B
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                                ---------------
                                   PROSPECTUS
                               -----------------


                              MERRILL LYNCH & CO.
                             SALOMON SMITH BARNEY.
                           A.G. EDWARDS & SONS, INC.



                               DECEMBER   , 2002


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C0491 12/02

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                              Subject to Completion
     Preliminary Statement of Additional Information Dated December 6, 2002

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                         AUCTION MARKET PREFERRED SHARES


     Neuberger Berman Intermediate Municipal Fund Inc. (the "Fund") is a recently organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to Series A auction market preferred shares and Series B auction market preferred shares (collectively, "AMPS") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to AMPS dated December , 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. You can get a free copy of the prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, New York 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the prospectus (and other information regarding the Fund) from the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

     No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The prospectus and this Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.

     This Statement of Additional Information is dated December , 2002.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

USE OF PROCEEDS...............................................................1

INVESTMENT OBJECTIVE AND POLICIES.............................................1

INVESTMENT RESTRICTIONS.......................................................2

FURTHER INVESTMENT POLICIES AND
  INVESTMENT TECHNIQUES.......................................................4

FURTHER INVESTMENT TECHNIQUES................................................12

PORTFOLIO TRADING AND TURNOVER RATE..........................................24

CERTAIN RISK CONSIDERATIONS..................................................24

MANAGEMENT OF THE FUND.......................................................25

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES............................35

PORTFOLIO TRANSACTIONS.......................................................40

NET ASSET VALUE..............................................................42

DESCRIPTION OF AMPS..........................................................42

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS......................44

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION..........................46

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION
  TO OPEN-END FUND...........................................................47

TAX MATTERS..................................................................49

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT..................................57

INDEPENDENT AUDITORS.........................................................57

COUNSEL......................................................................57

REGISTRATION STATEMENT.......................................................57

REPORT OF INDEPENDENT AUDITORS...............................................58

FINANCIAL STATEMENT..........................................................59

APPENDIX A -- ARTICLES SUPPLEMENTARY.........................................A-1

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS..............................B-1

APPENDIX C -- TAX-EQUIVALENT YIELD TABLE.....................................C-1

                                 USE OF PROCEEDS


     The net proceeds of the offering of AMPS of the Fund will be approximately $___________ after payment of offering costs. Pending investment in municipal bonds (as described below) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to federal income tax.


                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

     The Fund's investment objective is to provide holders of common stock ("Common Stockholders") a high level of current income exempt from federal income tax. This income, if any, will be distributed to Common Stockholders after the satisfaction of the obligation to pay dividends on AMPS. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding common stock ("Common Shares") and AMPS voting as a single class, as well as by the vote of a majority of the outstanding AMPS tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

     All or a portion of the interest paid on the municipal obligations the Fund holds may be an item of tax preference for purposes of the federal alternative minimum tax ("AMT") ("Tax Preference Item"), with the result that all or a portion of the dividends paid to Fund stockholders also would be such an item. AMPS thus may not be a suitable investment for investors who are subject to the AMT or would become subject thereto by investing in AMPS. The suitability of an investment in AMPS will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

     Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds (as described below) rated, at the time of investment, within the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, judged by NB Management to be of comparable quality). The Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities if Standard & Poor's

Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or if NB Management reassesses its view with respect to the credit quality of the issuer thereof.

     The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch Ratings ("Fitch") or that are unrated but judged to be of comparable quality by NB Management. Bonds of below-investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower-quality securities, see "High Yield Securities (`Junk Bonds')" below.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

     1. DIVERSIFICATION. Purchase securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of other investment companies) of any issuer if as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

     2. CONCENTRATION. Invest 25% or more of its total assets in issuers having their principal business activities in the same industry.

     3. SENIOR SECURITIES. Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.

     4. BORROWING. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

     5. LENDING. Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund's interest with respect to the municipal securities it owns and may lend portfolio securities.

     6. UNDERWRITING. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.

     7. REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

     8. COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from engaging in transactions involving futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

     As a fundamental policy, the Fund will invest at least 80% of its total assets in Municipal Bonds. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy.

     The following investment policies and limitations of the Fund are non-fundamental. The Fund may not:

     1. MARGIN TRANSACTIONS. Buy any securities on "margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

     2. SHORT SALES, PUTS AND CALLS. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) are applied only at the time a transaction is entered into. If because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances. Any subsequent change in a rating assigned by any NRSRO to a security (or, if unrated, any change in the judgment of NB Management as to comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment unless and until NB Management determines that it is appropriate and practicable to sell or close out the investment without undue market or tax consequences to the Fund. If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid in accordance with procedures adopted by the Board, and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of AMPS.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

     It is a condition of closing the offering of AMPS that the AMPS be offered with a rating of "AAA" from Fitch and of "Aaa" from Moody's. In order to obtain and maintain the required ratings, the Fund is required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's stockholders or its ability to achieve its investment objective. Moody's and Fitch receive fees in connection with their ratings issuances.

     CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.


     FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

     The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the prospectus.

     The Fund's policy is to invest, under normal conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years and to maintain a dollar-weighted average duration of the entire portfolio between 3 and 8 years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average duration. The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by NB Management.

Investment In Municipal Bonds
-----------------------------

     Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of special bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.

     The "issuer" of municipal bonds is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal bonds.

     Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof at shorter intervals. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at known intervals, on the basis of a specific benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

     Municipal bonds that have fixed rates of interest are sensitive to changes in market interest rates. Generally, when interest rates are rising, the value of the Fund's municipal bond holdings can be expected to decrease. When interest rates are declining, the value of the Fund's municipal bond holdings can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of its municipal bond holdings. Generally, the longer the maturity of a fixed-rate instrument, the greater the change in value in response to a given change in market interest rates.

     The issuer of a municipal obligation might declare bankruptcy, which could cause the Fund to experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation, which may increase the Fund's expenses and reduce its net asset value. If the Fund took possession of a bankrupt issuer's assets, income derived from the Fund's ownership and management of the assets might not be tax exempt and more of the Fund's total distributions to its stockholders thus would be taxable. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make and limits on the nature of the income the Fund is permitted to receive imposed on it by the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund cannot take possession of a bankrupt issuer's assets and enforce its rights, the value of the issuer's security may be greatly diminished. This could reduce the Fund's net asset value.

     The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal bonds, and it may do so again in the future. If this were to happen, more of the Fund's distributions to its stockholders would be taxable. The issuer of a municipal bond may be obligated to redeem the bond at face value, but if the Fund paid more than face value for the bond, it may lose money when it sells the bond. Market rates of interest may be lower for municipal bonds than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal bonds than for corporate issuers with publicly traded securities.

     The Fund's investments in municipal bonds are subject to certain risks. In addition to those discussed in the prospectus, they include the following:

     GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

     REVENUE BONDS OR SPECIAL OBLIGATION BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

     Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

     RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

     TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade. The tax treatment of tender option bonds is unclear, and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

     LEASE OBLIGATIONS. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations (collectively "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations that, at the time of investment, are judged by NB Management to have credit characteristics equivalent to, and to be of comparable quality to, securities that are rated investment grade.

     The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property.

     In evaluating such unrated lease obligations, NB Management will consider such factors as it deems appropriate, including:

     o    whether the lease can be cancelled;

     o the ability of the lease obligee to direct the sale of the underlying assets;

     o    the general creditworthiness of the lease obligor;

     o the likelihood that the municipality will discontinue appropriating funding for the leased property if such property is no longer considered essential by the municipality;

     o the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and

     o any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligations.

High Yield Securities ("Junk Bonds")
------------------------------------

     The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by NB Management. Bonds of below-investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal bonds rated AAA may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

     High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon securities (see "Zero Coupon Bonds," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in high yield securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as NB Management's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities.

Participation Certificates
--------------------------

     Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

Zero Coupon Bonds
-----------------

     The Fund may invest in zero coupon bonds. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon bonds are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon bonds are redeemed at face value when they mature. The Fund must take discount on zero coupon bonds ("original issue discount" or "OID") into account ratably for federal income tax purposes prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds and regardless of whether the income is taxable or tax-exempt) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

     The market prices of zero coupon bonds generally are more volatile than the prices of securities that pay interest periodically. Zero coupon bonds are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

Illiquid Securities
-------------------

     The Fund may invest up to 20% of its net assets in securities that are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

Municipal Notes
---------------

     Municipal notes in which the Fund may invest include the following:

PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are the primary obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association or GNMA).

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (as defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Taxable Investments
-------------------

     From time to time, for temporary defensive purposes, or when suitable municipal securities are not available, the Fund may invest in instruments the income from which is taxable. These include:

     U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or instrumentalities of the U.S. Government, such as GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government

Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act"). While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Directors.

BANKING AND SAVINGS INSTITUTION SECURITIES. These include certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund may invest typically are not covered by deposit insurance.

                          FURTHER INVESTMENT TECHNIQUES

     The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

     In connection with the investment objective and policies described in this Statement of Additional Information and in the prospectus, the Fund may: purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities; borrow funds and issue senior securities to the extent permitted under the 1940 Act; engage in interest rate and other hedging and risk management transactions; and purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. These investment practices entail risks. NB Management may use some or all of the following hedging and risk management practices when their use appears appropriate. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. NB Management may also decide not to engage in any of these investment practices.

Options and Futures Generally
-----------------------------

     The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund may engage in such transactions if it appears advantageous to NB Management to do so in order to pursue its investment objective, to hedge (i.e., protect) against the effects of market conditions and to stabilize the value of its assets. NB Management may also decide not to engage in any of these investment practices. The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

     There are risks associated with futures and options transactions. Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

     Because there is imperfect correlation between the Fund's securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Fund's security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge. In an effort to compensate for imperfect correlation, the Fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or less than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Fund could lose money from these positions.

     If the Fund hedges against an increase in interest rates, and rates decline instead, the Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the Fund may have to sell securities at a time it would not normally choose.

Securities Options Transactions
-------------------------------

     The Fund may invest in options on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange. In general, the Fund may purchase and sell (or write) options on up to 20% of its total assets. The SEC requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements that are more fully described below. There is no limitation on the amount of the Fund's assets that can be used to comply with such segregation or cover requirements.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or "strike") price during the period specified in the terms of the option ("option period"). A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

     The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (E.G., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (E.G., by the purchase of a call option). If the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

     The Fund may also sell put and call options as a means of increasing the yield on its portfolio and also as a means of providing limited protection against decreases in market value of the portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

     OPTIONS ON SECURITIES. The Fund may write covered call options so long as it owns securities that are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with its investment objective and policies and restrictions on investment. See "Investment Objective and Policies" and "Investment Restrictions." The premium received for writing an option will reflect, among other things, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option on such security the Fund would be able to fix the cost of acquiring the security, which is the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option that it can, if it chooses, permit to expire.

     OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

     When the Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

     OTC OPTIONS. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by NB Management and verified in appropriate cases. The Fund may be required to treat certain of its OTC options transactions as illiquid securities.

     It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund's purchasing an option having the same terms as the option it sold and has the effect of canceling its position as a seller. The premium that the Fund will pay when executing a closing purchase transaction may be higher than the premium it received when it sold the option, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and it either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to it, its portfolio turnover rate will increase, which would cause it to incur additional brokerage expenses.

     During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, or the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option that may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

     To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, the Fund may purchase and sell options on such indices, subject to the limitation that the Fund may purchase and sell options on up to 20% of its total assets. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.

     Price movements in securities, which the Fund owns or intends to purchase, will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

     The Fund and NB Management have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

     As part of these procedures the Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board. The Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board. The Fund and NB Management believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities set forth in such agreement. The amount invested by the Fund in OTC options on securities other than U.S. Government securities, including options on municipal securities, will be treated as illiquid and subject to the Fund's 20% limitation on its net assets that may be invested in illiquid securities.

     Gains, if any, the Fund recognizes or is deemed to recognize from transactions in securities options will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and AMPS.

Borrowing and Leverage
----------------------

     The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Fund intends to use financial leverage for investment purposes by issuing AMPS. The issuance of AMPS would permit the Fund to assume leverage in an amount up to 50% of its total assets. It is currently anticipated that, taking into account the AMPS being offered in the Fund's current prospectus, the amount of leverage will represent approximately 38% of the Fund's total assets (after issuance). Preferred stock, including, when issued, the AMPS, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Shares could be adversely affected by such preferences. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

Interest Rate and Other Hedging Transactions
--------------------------------------------

     In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into the following hedging transactions: financial futures contracts and related options contracts. However, the use of such transactions is limited by Moody's and Fitch in connection with their rating of the AMPS.

     The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which the Fund may purchase for its portfolio, including interest rate futures contracts (E.G., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (E.G., municipal bond indices). The Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments. The Fund may enter into these transactions in an attempt to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities it anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its portfolio. Financial futures and options contracts and the risk attendant to the Fund's use thereof, are more completely described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

     The Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of its portfolio. Typically, investments in futures contracts and sales of futures options contracts require the Fund to deposit in a custodial account a good faith deposit, known as "initial margin," in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates. Thereafter, the Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

     The SEC generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such companies must either segregate cash or liquid securities in the amount of their obligations under the foregoing transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation on the percentage of the Fund's assets that may be segregated with respect to such transactions.

     FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge against anticipated future changes in market conditions that otherwise might adversely affect the value of securities the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

     Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contract calls for a payment of the net value of the securities. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risk. If NB Management's judgment about the general direction of securities markets or interest rates is wrong, the Fund's overall performance may be poorer than if it had not entered into such contracts.

     There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by NB Management may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

     OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks on options purchased by the Fund, I.E., that they may expire worthless, in which case the Fund would lose the premium paid therefor.

     REGULATORY RESTRICTIONS. The Fund will comply with SEC guidelines regarding "cover" for hedging transactions and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures contract or option covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or its ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid future contract or option position; this inability may result in a loss to the Fund.

     To the extent the Fund sells or purchases futures contracts or writes options thereon that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     ACCOUNTING AND TAX CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

     In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

     For a summary of the tax consequences of the Fund's investments in options and futures contracts, see "Tax Matters - Hedging Transactions."

     All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity. As a result, in volatile markets, the Fund may not be able to close out a transaction on favorable terms or at all. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain that might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of NB Management to predict correctly movements in the direction of interest rates and other factors affecting securities markets. If NB Management's expectations were not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

     New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

     Gains, if any, the Fund recognizes or is deemed to recognize from transactions in hedging activities will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and AMPS.

When-Issued And Delayed Delivery Transactions
---------------------------------------------

     The Fund may purchase municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund's missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash, or liquid securities, having a value equal to or greater than its purchase commitments, provided such securities have been determined by NB Management to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable.

     To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis. "When-issued" and "delayed delivery" purchases have a leveraging effect on the Fund, because it is subject to fluctuations in the value of securities for which it has not yet paid. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments.

Repurchase Agreements
---------------------

     The Fund may use repurchase agreements to manage its cash position. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government Securities or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income, if any, generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and AMPS. If the other party to a repurchase agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

Investment in Other Investment Companies
----------------------------------------

     The Fund does not currently invest in other investment companies and does not currently intend to invest in them, but it may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances. Currently, under the 1940 Act, the Fund may hold securities of another registered investment company in amounts that (i) do not exceed 3% of the total outstanding voting stock of such company,
(ii) do not exceed 5% of the value of the Fund's total assets, and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

     In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

     Pursuant to an exemptive order issued by the SEC, the Fund may invest up to 25% of its total assets in shares of a money market fund managed by NB Management for cash management purposes.

Residual Interest Municipal Bonds
---------------------------------

     The Fund may also invest up to 5% of its total assets in residual interest municipal bonds ("RIBS"); the interest rate on a RIB bears an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity.

     An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed-rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed-rate bonds in a rising interest rate environment, but tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable.

     Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of AMPS. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of AMPS or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total return to Common Stockholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Structured Notes and other Hybrid Instruments
---------------------------------------------

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

     The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

     The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 100%. The Fund's turnover rate is calculated by dividing the lesser of its sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of its securities for the year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                           CERTAIN RISK CONSIDERATIONS

     Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Fund will achieve its investment objective. The Fund's ability to achieve its investment objective is dependent on the continuing ability of the issuers of municipal obligations in which the Fund invests (and, in certain circumstances, of banks issuing letters of credit or insurers issuing insurance backing those obligations) to pay interest and principal when due.

                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

     The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

     The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

The Board of Directors
----------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s)(2)               Director            Director
---------------------------------------------------------------------------------------------------------------------------

                                                               CLASS I

---------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------------------------
Faith Colish (67)           Counsel to Carter, Ledyard & Millburn    31
                            since October 2002; prior thereto,
                            Attorney at Law and President, Faith
                            Colish, A Professional Corporation;
                            1980 to 2002.
---------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (65)         Consultant, C. A. Harvey Associates,     31
                            June 2001 to present; Member,
                            Individual Investors Advisory
                            Committee to the New York Stock
                            Exchange Board of Directors, 1998 to
                            present; Secretary, Board of
                            Associates to The National
                            Rehabilitation Hospital's Board of
                            Directors; Director of American
                            Association of Retired Persons (AARP),
                            1978 to December 2000; Member,
                            American Savings Education Council's
                            Policy Board (ASEC), 1998-2000;
                            Member, Executive Committee, Crime
                            Prevention Coalition of America, 1997
                            - 2000.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s)(2)               Director            Director
---------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)      General Partner of Oxford Partners and   31                  Formerly, Director of Capital
                            Oxford Bioscience Partners (venture                          Cash Management Trust (money
                            capital partnerships) and President of                       market fund) and Prime Cash
                            Oxford Venture Corporation.                                  Fund.
---------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (58)         Regional Manager for Atlanta Region,     31
                            Ford Motor Credit Company since
                            August, 1997; prior thereto,
                            President, Ford Life Insurance
                            Company, April 1995 until August 1997.
---------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)      Executive Vice President of Neuberger    31                  Executive Vice President and
                            Berman since 1999; Principal of                              Director of Neuberger Berman
                            Neuberger Berman from 1997 until 1999;                       Inc. (holding company) since
                            Senior Vice President of NB Management                       1999; President and Director
                            from 1996 until 1999; Director of                            of NB Management since 1999;
                            Institutional Services of NB                                 Director and Vice President of
                            Management from 1988 until 1996.                             Neuberger & Berman Agency,
                                                                                         Inc. since 2000.
---------------------------------------------------------------------------------------------------------------------------

                                                              CLASS II

---------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------------------------
John Cannon (72)            Retired. Formerly, Chairman and Chief    31                  Independent Trustee or
                            Investment Officer of CDC Capital                            Director of three series of
                            Management (registered investment                            OppenheimerFunds: Limited Term
                            adviser) (1993-Jan. 1999).                                   New York Municipal Fund,
                                                                                         Rochester Fund Municipals, and
                                                                                         Oppenheimer Convertible
                                                                                         Securities Fund, 1992 to
                                                                                         present.
---------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)           Senior Vice President and Senior         31
                            Counsel of Loews Corporation
                            (diversified financial corporation)
                            since May 2002; prior thereto, General
                            Counsel of Loews Corporation.
---------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (69)      Senior Vice President of Burnham         31                  Director, 92nd Street Y
                            Securities Inc. (a registered                                (non-profit), 1967 to present;
                            broker-dealer) since 1991.                                   Formerly, Director, Cancer
                                                                                         Treatment Holdings, Inc.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s)(2)               Director            Director
---------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (52)        General Partner of Seip Investments LP   31                  Director, H&R Block, Inc.
                            (a private investment partnership);                          (financial services company)
                            President and CEO of Westaff, Inc.                           (the parent company of one of
                            (temporary staffing) May 2001 to                             the Fund's underwriters), May
                            January 2002; Senior Executive at the                        2001 to present; Director,
                            Charles Schwab Corporation from 1983                         General Magic (voice
                            to 1999, including Chief Executive                           recognition software),
                            Officer of Charles Schwab Investment                         November 2001 to present;
                            Management, Inc. and Trustee of Schwab                       Director, Forward Management,
                            Family of Funds and Schwab Investments                       Inc. (asset management), 2001
                            from 1997 to 1998 and Executive Vice                         to present; Member of the
                            President-Retail Brokerage for Charles                       Board of Directors of
                            Schwab Investment Management from 1994                       E-Finance Corporation (credit
                            to 1997.                                                     decisioning services), 1999 to
                                                                                         present; Director,
                                                                                         Save-Daily.com (micro
                                                                                         investing services), 1999 to
                                                                                         present; Formerly, Director of
                                                                                         Offroad Capital Inc.
                                                                                         (pre-public internet commerce
                                                                                         company).
---------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen* (49)     Executive Vice President and Chief       31                  Executive Vice President,
                            Investment Officer of Neuberger Berman                       Chief Investment Officer and
                            since 1999; Executive Vice President                         Director of Neuberger Berman
                            and Chief Investment Officer of NB                           Inc. (holding company) since
                            Management from November 1999 to May                         1999; Chairman since May 2000
                            2000; Vice President of NB Management                        and Director of NB Management
                            from 1990 until 1999; Partner or                             since April 1996.
                            Principal of Neuberger Berman from
                            1993.
---------------------------------------------------------------------------------------------------------------------------

                                                              CLASS III
---------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)       Consultant; Retired President and        31
                            Director of Teachers Insurance &
                            Annuity (TIAA) and College Retirement
                            Equities Fund (CREF).
---------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)       Professor of Finance and Economics at    31                  Director, Delaware Labs
                            Stern School of Business, New York                           (cosmetics), 1978 to present.
                            University.
---------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)       Retired.  Formerly, Vice President and   31                  Director, State Theatre of New
                            Special Counsel to WHX Corporation                           Jersey (not-for-profit
                            (holding company); 1993 - 2001.                              theater), 2000 to present;
                                                                                         Formerly, Director of Kevlin
                                                                                         Corporation (manufacturer
                                                                                         of microwave and other
                                                                                         products).
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s)(2)               Director            Director
---------------------------------------------------------------------------------------------------------------------------
William E. Rulon (70)       Retired. Senior Vice President of        31                  Director, Pro-Kids Golf and
                            Foodmaker, Inc. (operator and                                Learning Academy (teach golf
                            franchiser of restaurants) until                             and computer usage to "at
                            January 1997; Secretary of Foodmaker,                        risk" children), 1998 to
                            Inc. until July 1996.                                        present; Director of Prandium,
                                                                                         Inc. (restaurants) since March
                                                                                         2001.
---------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (55)    Private investor and consultant          31                  Director, Providence
                            specializing in the insurance                                Washington (property and
                            industry; Advisory Director of                               casualty insurance company),
                            Securities Capital LLC (a global                             December 1998 to present;
                            private equity investment firm                               Director, Summit Global
                            dedicated to making investments in the                       Partners (insurance brokerage
                            insurance sector).                                           firm), October 2000 to present.
---------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74)     Member, Investment Policy Committee,     31                  Director of Legg Mason, Inc.
                            Edward Jones, 1993 - 2001; President                         (financial services holding
                            of the Securities Industry Association                       company) (the parent company
                            ("SIA") (securities industry's                               of one of the Fund's
                            representative in government relations                       underwriters), 1993 to
                            and regulatory matters at the federal                        present; Director, Boston
                            and state levels) from 1974 - 1992;                          Financial Group (real estate
                            Adviser to SIA from November 1992                            and tax shelters), 1993-1999.
                            -November 1993.
---------------------------------------------------------------------------------------------------------------------------


* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which is one of the Fund's underwriters that from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2003, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

Information about the Officers of the Fund
------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    Position and Length of
Name, Age, and Address(1)                Time Served                        Principal Occupation(s)(2)
-------------------------           ----------------------                  ---------------------------
------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (46)               Secretary since 2002          Vice President-Mutual Fund Board Relations
                                                                    of NB Management since 2000; Vice President
                                                                    of Neuberger Berman since 2002 and employee
                                                                    since 1999; Vice President of NB Management
                                                                    from 1986 to 1999; Secretary of six other
                                                                    registered investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator.
------------------------------------------------------------------------------------------------------------------
Robert Conti (46)                  Vice President since 2002        Vice President of Neuberger Berman since
                                                                    1999; Senior Vice President of NB Management
                                                                    since 2000; Controller of NB Management
                                                                    until 1996; Treasurer of NB Management from
                                                                    1996 until 1999; Vice President of three
                                                                    other registered investment companies for
                                                                    which NB Management acts as investment
                                                                    manager and administrator since 2000 and of
                                                                    three other registered investment companies
                                                                    since 2002.
------------------------------------------------------------------------------------------------------------------
Stacy Cooper-Shugrue (39)        Assistant Secretary since 2002     Vice President-Mutual Fund Board Relations
                                                                    of NB Management since 2002; Employee of
                                                                    Neuberger Berman since 1999; Assistant Vice
                                                                    President of NB Management from 1993 to
                                                                    1999; Assistant Secretary of six other
                                                                    registered investment companies for which NB
                                                                    Management acts as investment manager and
                                                                    administrator.
------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (49)              Vice President since 2002        Managing Director of Neuberger Berman since
                                                                    1999; Senior Vice President of NB Management
                                                                    since 2000; Vice President of NB Management
                                                                    from 1997 until 1999; Vice President of
                                                                    three other registered investment companies
                                                                    for which NB Management acts as investment
                                                                    manager and administrator since 2000 and of
                                                                    three other registered investment companies
                                                                    since 2002.
------------------------------------------------------------------------------------------------------------------
Sheila R. James (37)             Assistant Secretary since 2002     Employee of Neuberger Berman since 1999;
                                                                    Employee of NB Management from 1991 to 1999;
                                                                    Assistant Secretary of six other registered
                                                                    investment companies for which NB Management
                                                                    acts as investment manager and administrator
                                                                    since 2002.
------------------------------------------------------------------------------------------------------------------
John McGovern (32)               Assistant Treasurer since 2002     Employee of NB Management since 1993;
                                                                    Assistant Treasurer of six other registered
                                                                    investment companies for which NB Management
                                                                    acts as investment manager and administrator
                                                                    since 2002.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    Position and Length of
Name, Age, and Address(1)                Time Served                        Principal Occupation(s)(2)
-------------------------           ----------------------                  ---------------------------
------------------------------------------------------------------------------------------------------------------
Barbara Muinos (43)            Treasurer and Principal Financial    Vice President of Neuberger Berman since
                               and Accounting Officer since 2002    1999; Assistant Vice President of NB
                                                                    Management from 1993 to 1999; Treasurer
                                                                    and Principal Financial and Accounting
                                                                    Officer of six other registered investment
                                                                    companies for which NB Management acts as
                                                                    investment manager and administrator since
                                                                    2002; Assistant Treasurer from 1996 to 2002
                                                                    of three other mutual funds for which NB
                                                                    Management acts as investment manager and
                                                                    administrator.

------------------------------------------------------------------------------------------------------------------
Frederic B. Soule (56)             Vice President since 2002        Vice President of Neuberger Berman since
                                                                    1999; Vice President of NB Management from
                                                                    1995 until 1999; Vice President of three
                                                                    other registered investment companies for
                                                                    which NB Management acts as investment
                                                                    manager and administrator since 2000 and of
                                                                    three other registered investment companies
                                                                    since 2002.
------------------------------------------------------------------------------------------------------------------
Trani Wyman (33)                 Assistant Treasurer since 2002     Employee of NB Management since 1991.
                                                                    Assistant Treasurer of six other registered
                                                                    investment companies for which NB Management
                                                                    acts as investment manager and administrator
                                                                    since 2002.
------------------------------------------------------------------------------------------------------------------
--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Committees
----------

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members are Independent Fund Directors.

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors.

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. Its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. All members are Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Intermediate Municipal Fund Inc., 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter
P. Trapp. All members except for Mr. Kassen and Mr. O'Brien are Independent Fund Directors.

     The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

Compensation
------------

     The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2001, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.


TABLE OF COMPENSATION
---------------------

                                                                         Total Compensation from 3
                                                                     Registered Investment Companies in
                                         Estimated Aggregate             the Neuberger Berman Fund
                                            Compensation               Complex Paid to Directors For
Name and Position with the Fund            from the Fund*              Calendar Year Ended 12/31/01
--------------------------------           --------------              ----------------------------
Independent Fund Directors

John Cannon                                    $2,060                              $70,000
Director

Faith Colish                                   $2,060                              $70,000
Director

Walter G. Ehlers                               $2,060                              $70,000
Director

C. Anne Harvey                                 $2,060                              $62,500
Director

Barry Hirsch                                   $2,060                              $70,000
Director

Robert A. Kavesh                               $2,060                              $70,000
Director

Howard A. Mileaf                               $2,060                              $70,000
Director

                                                                         Total Compensation from 3
                                                                     Registered Investment Companies in
                                         Estimated Aggregate             the Neuberger Berman Fund
                                            Compensation               Complex Paid to Directors For
Name and Position with the Fund            from the Fund*              Calendar Year Ended 12/31/01
--------------------------------           --------------              ----------------------------
John P. Rosenthal                              $2,060                              $70,000
Director

William E. Rulon                               $2,060                              $70,000
Director

Cornelius T. Ryan                              $2,060                              $70,000
Director

Tom Decker Seip                                $2,060                              $70,000
Director

Candace L. Straight                            $2,060                              $62,500
Director

Peter P. Trapp                                 $2,060                              $62,500
Director

Directors who are "Interested Persons"

Michael M. Kassen                                $0                                  $0
Director

Edward I. O'Brien                              $2,060                              $70,000
Director

Peter E. Sundman                                 $0                                  $0
Director

     *Since the Fund has not completed its first full fiscal year since its organization, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2003.

Ownership of Securities
-----------------------

     At November 29, 2002, the Directors and officers of the Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

     Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2001. Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

--------------------------------------------------------------------------------
                                 Aggregate Dollar Range of Equity
Name of Director                 Securities in all Registered Investment
                                 Companies Overseen by Director in
                                 Family of Investment Companies*
--------------------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------------------
John Cannon                         $50,001 - $100,000
--------------------------------------------------------------------------------
Faith Colish                        Over $100,000
--------------------------------------------------------------------------------
Walter G. Ehlers                    Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                      None
--------------------------------------------------------------------------------
Barry Hirsch                        Over $100,000
--------------------------------------------------------------------------------
Robert A. Kavesh                    $10,001 - $50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                    Over $100,000
--------------------------------------------------------------------------------
John P. Rosenthal                   Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                    Over $100,000
--------------------------------------------------------------------------------
Cornelius T. Ryan                   Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                     None
--------------------------------------------------------------------------------
Candace L. Straight                 Over $100,000
--------------------------------------------------------------------------------
Peter P. Trapp                      $10,001 - $50,000
--------------------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------------------
Michael M. Kassen                   Over $100,000
--------------------------------------------------------------------------------
Edward I. O'Brien                   Over $100,000
--------------------------------------------------------------------------------
Peter E. Sundman                    Over $100,000
--------------------------------------------------------------------------------


*Valuation as of December 31, 2001

Independent Fund Directors Ownership of Securities
--------------------------------------------------

     As of December 31, 2001, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

Codes of Ethics
---------------

     The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section,

450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

     NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated September 24, 2002 ("Management Agreement"). NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, NB Management and its affiliates had approximately $53.6 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

     The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement, ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, NB Management's entitlement to reimbursement will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determine that NB Management is likely to prevail, and
(2) the Fund is adequately assured of repayment in the event of an adverse result.

     NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers." The Fund pays NB Management a management fee as described below.

     NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated September 24, 2002 ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets").

     Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the qualification of the Fund's shares, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement. The Administration Agreement contains provisions on liability and indemnification substantially identical to those in the Management Agreement, described above.

     For administrative services, the Fund pays NB Management at the annual rate of .30% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

     Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of .25% of the Fund's average daily Managed Assets. The liquidation preference of the AMPS is not a liability. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:


------------------------------------------------------------------------------------------------------------------
                                Percentage Waived (annual rate as a           Percentage Waived (annual rate
                                percentage of net assets attributable         as a percentage of net assets
Fiscal Period                   to Common Shares - assuming no                attributable to Common Shares -
Ending October 31,              AMPS are issued or outstanding)               assuming the issuance AMPS(2)
------------------------------------------------------------------------------------------------------------------
2002 (1)                         .25%                                         .40%
------------------------------------------------------------------------------------------------------------------
2003                             .25%                                         .40%
------------------------------------------------------------------------------------------------------------------
2004                             .25%                                         .40%
------------------------------------------------------------------------------------------------------------------
2005                             .25%                                         .40%
------------------------------------------------------------------------------------------------------------------
2006                             .25%                                         .40%
------------------------------------------------------------------------------------------------------------------
2007                             .25%                                         .40%
------------------------------------------------------------------------------------------------------------------
2008                             .20%                                         .32%
------------------------------------------------------------------------------------------------------------------
2009                             .15%                                         .24%
------------------------------------------------------------------------------------------------------------------
2010                             .10%                                         .16%
------------------------------------------------------------------------------------------------------------------
2011                             .05%                                         .08%
------------------------------------------------------------------------------------------------------------------

(1)  From the commencement of the Fund's operations.

(2) Assumes the issuance of AMPS in an amount equal to 38% of the Fund's net assets (after issuance).

NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

     The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

     The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

     Except as otherwise described in the prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Sub-Adviser
-----------

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated September 24, 2002 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

     The Sub-Advisory Agreement continues until June 30, 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

     The Management Agreement and the Sub-Advisory Agreement each provide that NB Management or Neuberger Berman, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Board Consideration of the Management and Sub-Advisory Agreements
-----------------------------------------------------------------

     In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

     With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's fixed-income research and trading capabilities. They discussed the recent and long-term performance of the other fixed-income funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

     The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also took note of the Additional Compensation Agreement between NB Management and Merrill Lynch concerning the aftermarket for Fund shares and whether there are steps the Fund should consider taking to alleviate any discount. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors working with experienced 1940 Act counsel that is independent of Neuberger Berman and NB Management.

Management and Control of NB Management and Neuberger Berman
-------------------------------------------------------------

     The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice-President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Treasurer; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi S. Steiger, Director.

     The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Jack L. Rivkin, Executive Vice President; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

     Mr. Sundman and Mr. Kassen are Directors and officers of the Fund. Mr. Gaffney and Mr. Conti are officers of the Fund.

     Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside Directors and officers of Neuberger

Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi S. Steiger, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Jack L. Rivkin, Executive Vice President; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions
-----------------------------------------------

     Investment decisions for the Fund and for the other investment advisory clients of NB Management are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which NB Management believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Fund has applied with the SEC for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who are not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.

Brokerage and Research Services
-------------------------------

     Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

     In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

     In certain instances NB Management specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced NB Management's normal internal research activities, NB Management's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of NB Management and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, NB Management always considers its best execution obligation.

     The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other funds managed by it and, in some cases, by Neuberger Berman in servicing managed accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the other funds it manages and by Neuberger Berman from brokers effecting portfolio transactions on behalf of managed accounts may be used for the Fund's benefit.

     No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits NB Management and Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

                                 NET ASSET VALUE

     The net asset value attributable to the Common Shares is calculated by subtracting the Fund's total liabilities and the liquidation preference of any outstanding AMPS from total assets (the market value of the securities the Fund holds plus cash and other assets). The net asset value per Common Share is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange, usually 4 p.m. Eastern time, every day on which the New York Stock Exchange is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

     The Fund values its portfolio securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value. Common stock of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. Since the market price of the Fund's Common Shares is determined by such factors as trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above its computed net asset value.

                               DESCRIPTION OF AMPS

     Under the Articles, the Fund is authorized to issue up to 1,000,000,000 shares of capital stock, all of it originally designated Common Shares. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. Pursuant to that authority, the Board has classified 4,000 shares as Series A AMPS and 4,000 shares as Series B AMPS. All AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     AMPS will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All AMPS carry one vote per share on all matters on which such shares are entitled to be voted. AMPS will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common and AMPS, with no deduction for the liquidation preference of the AMPS. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of AMPS from "net assets," so long as the AMPS have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's AMPS will be treated as stock (rather than indebtedness).

     LIMITED ISSUANCE OF AMPS. Under the 1940 Act, the Fund could issue AMPS with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the AMPS. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the AMPS is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution). To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding AMPS for purposes of these asset coverage requirements. The liquidation value of the AMPS is expected to be approximately 38% of the value of the Fund's net assets. The Fund intends to purchase or redeem AMPS, if necessary, to keep the liquidation value of the AMPS plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

     DISTRIBUTION PREFERENCE. The AMPS will have complete priority over the Common Shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of AMPS ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     VOTING RIGHTS. In connection with any issuance of AMPS, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that AMPS be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

     In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding AMPS shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding AMPS, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding AMPS, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and AMPS, voting together, necessary to authorize the action in question.

     The Fund's AMPS would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF AMPS BY THE FUND. The terms of the AMPS provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase AMPS and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of AMPS by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

     GENERAL. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Fund's Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Directors, as described under "Description of AMPS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the AMPS, whether for its own account or as a nominee for another person.

     CONCERNING THE AUCTION AGENT. The Auction Agent will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such a decision. The Fund shall indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the auction agency agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the auction agency agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

     The Auction Agent may terminate its auction agency agreement with the Fund upon at least 60 days notice to the Fund (30 days if such termination is due to nonpayment of amounts due to it). If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

     BROKER-DEALERS. The Auction Agent after each Auction for AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.


               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     The Articles require a vote by holders of at least 75% of the Directors and 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and
(7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the prospectus, certain of the actions described above also require approval by the holders of the AMPS, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

     The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

     Reference should be made to the Articles on file with the SEC for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's AMPS are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on AMPS have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on AMPS issued by the Fund and general market and economic conditions.

     See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the prospectus and "Certain Provisions in the Articles of Incorporation" in this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all AMPS then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's prospectus under "The Fund's Investments - Risk Considerations - Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

     TAXATION OF THE FUND

     The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, the Fund must, among other things:

          (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities;

          (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income, and the excess, if any, of net short-term capital gains over net long-term capital losses for that year ("Distribution Requirement"); and

          (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers the Fund controls and that are engaged in the same, similar, or related trades or businesses.

     If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from its earnings and profits, including any distributions of its net tax-exempt income and net capital gains, would be taxable to its stockholders as ordinary (taxable) income. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.

     The Fund intends to distribute at least annually to its stockholders all or substantially all of its net tax-exempt interest and any investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, determined without regard to any deduction for dividends paid). The Fund also may annually distribute its net capital gain

(i.e., the excess of net long-term capital gain over net short-term capital loss) or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, the Fund may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares owned by a Fund stockholder would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

     To the extent the Fund fails to distribute in a calendar year at least an amount equal to 98% of the sum of (1) its ordinary (taxable) income for that year plus (2) its capital gain net income for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A dividend the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the dividend is declared and payable to stockholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

     TAXATION OF THE STOCKHOLDERS

     EXEMPT-INTEREST DIVIDENDS. The Fund will qualify to pay exempt-interest dividends to its stockholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund properly designates as exempt-interest dividends will be treated as interest excludable from stockholders' gross income for federal income tax purposes but may be a Tax Preference Item and may be taxable for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, it may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices, and other assets.

     The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits (collectively "Benefits") that will be includable in gross income subject to federal income tax. Up to 85% of Benefits may be included in gross income where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income, and one-half of any Benefits, exceeds an adjusted base amount. Stockholders receiving Benefits should consult their tax advisers.

     The Code imposes the AMT with respect to individuals, corporations (except certain small corporations), trusts, and estates. The interest on certain "private activity bonds" (E.G., municipal bonds issued to make loans for housing purposes or to private entities, but not certain tax-exempt organizations such as universities and non-profit hospitals) is treated as a Tax Preference Item and, after reduction by applicable expenses, is included in federal alternative minimum taxable income. The Fund will furnish to stockholders annually a report indicating the percentage of Fund income treated as a Tax Preference Item. In addition, interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT. Accordingly, a portion of the Fund's dividends that would otherwise be tax-exempt to its stockholders may cause certain stockholders to become subject to the AMT or may increase the tax liability of stockholders who already are subject to that tax.

     The Fund will inform investors within 60 days after each taxable year-end of the percentage of its income dividends that qualify as exempt-interest dividends. The percentage will be applied uniformly to all dividends paid during the year. Thus, the percentage of any particular dividend designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     The Internal Revenue Service (the "Service") requires that a RIC that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income and gain for each taxable year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to designate, to the fullest extent practicable, (1) net interest that is exempt from federal income tax and is not a Tax Preference Item, (2) net interest that is exempt from income tax but is a Tax Preference Item, (3) net capital gain, and (4) other taxable income, if any, between its Common Shares and AMPS in proportion to the total dividends paid to such class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with its objective. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other taxable income to be included in any dividend on AMPS prior to the Auction establishing the Applicable Rate for such dividend period. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other taxable income to a dividend paid on AMPS without having given advance notice thereof to the Auction Agent as required by the Articles Supplementary solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding AMPS or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income to AMPS without having given advance notice thereof as described above, the Fund will make certain payments to owners of AMPS to which such allocation was made to offset the federal income tax effect thereof as described under "Description of AMPS - Dividends and Rate Periods - Gross-up Payments" in the prospectus. In order for any distributions on AMPS to be eligible to be treated as exempt-interest dividends, AMPS must be treated as stock for federal income tax purposes. NB Management believes the AMPS should be treated as stock for federal income tax purposes.

     If at any time when AMPS are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, it will be required to suspend distributions to holders of the Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS - Dividends and Rate Periods - Restriction on Dividends and Other Distributions" in the prospectus. Such a suspension may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize the Fund's qualification for treatment as a RIC or cause the Fund to incur an income tax or Excise Tax liability, or both. If the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage when AMPS are outstanding, it will be required to redeem AMPS to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective. The capitalized terms used herein and not otherwise defined have the same meaning as in the Fund's Articles Supplementary, attached hereto as Appendix A.

     OTHER FUND DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions from it (other than exempt-interest dividends) will be taxable to its stockholders as ordinary income to the extent the distributions are derived from taxable net investment income and net short-term capital gains, and generally will not be eligible for the dividends received deduction available to corporations. Distributions of net capital gain (after applying any available capital loss carryovers) that are properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to each stockholder as long-term gain, regardless of how long the stockholder has held the shares in the Fund.

     The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of its net tax-exempt and taxable income may be treated as taxable dividends to the extent of its remaining earnings and profits. Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if its book income exceeded that sum, which could arise as a result of certain of its hedging and investment activities. See "--Tax Consequences of Certain Investments" below.

     For federal income tax purposes, the Fund is required to allocate its tax-exempt income, net capital gain, and other taxable income, if any, between the Common Shares and preferred stock, including the AMPS, it issues on a PRO RATA basis in proportion to the total distributions paid to each such class of stock for the taxable year.

     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a dividend equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

     Dividends on the Fund's shares (other than exempt-interest dividends) are generally subject to federal income tax as described herein to the extent they do not exceed its realized income and gains, even though those dividends may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed, or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price paid by the stockholder).

     If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. If one or more such distributions occur in any taxable year, the available earnings and profits first will be allocated to the distributions made to the Preferred Stockholders and only thereafter to distributions made to Common Stockholders. As a result, the Preferred Stockholders will receive a disproportionate share of the distributions treated as dividends, and the Common Stockholders will receive a disproportionate share of the distributions treated as a return of capital.

     OTHER. Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry Fund shares is not deductible for federal income tax purposes. The non-deductible part is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including Capital Gain Dividends) paid to the stockholder that are exempt-interest dividends. Under rules the Service uses to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though those funds are not directly traceable to the purchase of the shares. Under a published position of the Service, a stockholder's interest deduction generally will not be disallowed to the extent the average adjusted basis of the stockholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the stockholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would limit or repeal this two percent DE MINIMIS exception, which if enacted would reduce the total after-tax yield of a stockholder.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds will not be tax-exempt to any stockholders who are "substantial users" (or persons related to "substantial users") of facilities financed by those bonds. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of those bonds.

     SALE OR REDEMPTION OF SHARES. The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, (1) any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on the shares and (2) any such loss not so disallowed will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all Common Shares and dispose of all AMPS held, or considered under certain attribution rules of the Code to be held, by the stockholder. Stockholders who tender all Common Shares and dispose of all AMPS held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its Common Shares, or retains a substantial portion of its AMPS, the stockholder may be treated as having received a taxable dividend (instead of capital gain or loss) on the tender of its Common Shares. In that case, there is a remote risk that non-tendering stockholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of a Preferred Stockholder's AMPS and the stockholder is treated as having received a taxable dividend on the redemption, there is a remote risk that Common Stockholders and non-redeeming Preferred Stockholders will be treated as having received taxable distributions from the Fund. To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders of Common Shares, it will be required to make taxable distributions to its stockholders, which may in turn require it to make additional distributions to the Preferred Stockholders, if any.

     The Fund may, at its option, redeem AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of AMPS will be taxed as gain or loss from the sale or exchange of AMPS rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner's interest in the Fund, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of Common Shares will be taken into account.

     WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends (including Capital Gain Dividends) paid to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not otherwise subject to that withholding ("backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2002 and 2003, (2) 29% for amounts paid during 2004 and 2005, and
(3) 28% for amounts paid during 2006 through 2010. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

     For a foreign investor to qualify for exemption from withholding under an income tax treaty, the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

     TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to increase its taxable income, accelerate income, defer losses, cause adjustments in the holding periods of its securities, convert long-term capital gains to short-term capital gains, and/or convert short-term capital losses to long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders. Distributions to stockholders of income earned from the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the stockholders' best interests.

     Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds that sum, the distribution of the excess would be treated as (1) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (2) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, it could be required to make distributions exceeding book income to continue to qualify for treatment as a RIC.

     Certain listed options and futures contracts are considered "Section 1256 contracts" for federal income tax purposes. In general, gain or loss the Fund realizes on Section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, Section 1256 contracts the Fund holds at the end of each taxable year (and at October 31 for purposes of calculating the excise tax) will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of the taxable year (or on October 31 for purposes of the excise tax). The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

     Gain or loss the Fund realizes on the expiration or sale of certain OTC options it holds will be either long-term or short-term capital gain or loss depending on its holding period for the options. However, gain or loss realized on the expiration or closing out of options the Fund wrote will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option the Fund wrote is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss on disposition of the property underlying the option.

     Any security, option, or futures contract, delayed delivery transaction, or other position the Fund enters into or holds in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until that position is disposed of; that the Fund's holding period in certain straddle positions be suspended until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the distribution requirement applicable to RICs, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID ("municipal market discount bonds"). If a bond's market discount is less that the product of
(1) .25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                      * * *

     The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal income tax consequences of purchasing, holding, and disposing of Fund shares.

                   CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, 100 Church Street, 8th Floor, New York, New York 10286, serves as the transfer agent, registrar and Auction Agent for the AMPS.

                              INDEPENDENT AUDITORS

     Ernst & Young, LLP, 200 Clarendon Street, Boston, MA 02116 serves as independent auditors for the Fund. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the SEC.

                                     COUNSEL

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholder and
Board of Directors of
Neuberger Berman Intermediate Municipal Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Intermediate Municipal Fund Inc., (the "Fund") as of September 19, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman Intermediate Municipal Fund Inc., at September 19, 2002, in conformity with accounting principles generally accepted in the United States.


                                                        ERNST & YOUNG LLP


Boston, Massachusetts
September 20, 2002

                               FINANCIAL STATEMENT

NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 19, 2002

ASSETS
Cash                                                         $ 100,005
Deferred offering costs                                        300,000
                                                        -----------------
Total assets                                                   400,005
                                                        -----------------
LIABILITIES
Payable for offering costs                                     300,000
                                                        -----------------

NET ASSETS AT VALUE                                          $ 100,005
                                                        =================

NET ASSETS CONSIST OF:
Paid-in capital                                              $ 100,005
                                                        =================

SHARES OUTSTANDING ($.0001 PAR VALUE;
   1,000,000,000 SHARES AUTHORIZED)                              6,981
                                                        =================
 NET ASSET VALUE, PER SHARE                                     $14.325
                                                        =================

MAXIMUM OFFERING PRICE PER SHARE ($14.325/95.5%)                 $15.00
                                                        =================

See Notes to Financial Statement.

NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 2002


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.   ORGANIZATION:

Neuberger Berman Intermediate Municipal Fund Inc. (the "Fund") was organized as a Maryland corporation on July 29, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on September 19, 2002 of 6,981 shares of common stock for $100,005 ($14.325 per share).

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3.   CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.


NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Neuberger Berman Management Inc. ("Management") a monthly fee at an annualized rate of 0.25% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:


              Fiscal Period or Year Ended           % of Average
                      October 31,                   Daily Managed Assets
            --------------------------------------------------------------
                          2002                              0.25%
                      2003 - 2007                           0.25
                          2008                              0.20
                          2009                              0.15
                          2010                              0.10
                          2011                              0.05

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an administration agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.30% of the Fund's average daily Managed Assets. Additionally, Management retains State Street Corporation ("State Street") as its sub-administrator under a Sub Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 10,000,000 shares, organization and offering costs are estimated to be $35,000 and $811,100, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $511,100. The Fund will pay offering costs estimated at $300,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                                                      APPENDIX A



                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.


        FORM OF ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF



                 AUCTION MARKET PREFERRED SHARES, SERIES A AND B



                              ("PREFERRED SHARES")

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
    DESIGNATION..........................................................................................1

    DEFINITIONS..........................................................................................2

    PART I..............................................................................................19

     1.  NUMBER OF AUTHORIZED SHARES....................................................................19

     2.  DIVIDENDS......................................................................................19

         (a)      RANKING...............................................................................19

         (b)      CUMULATIVE CASH DIVIDENDS.............................................................19

         (c)      DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE......................................20

         (d)      DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF.........................................20

         (e)      DIVIDEND RATES AND CALCULATION OF DIVIDENDS...........................................20

         (f)      CURING A FAILURE TO DEPOSIT...........................................................22

         (g)      DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT............................................22

         (h)      AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND.................................23

         (i)      DIVIDENDS PAID TO HOLDERS.............................................................23

         (j)      DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS..................23

         (k)      DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS.....................................23

     3.  GROSS-UP PAYMENTS..............................................................................23

         (a)      MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER.........23

         (b)      SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS.................................24

         (c)      NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION...................................24

     4.  DESIGNATION OF SPECIAL RATE PERIODS............................................................24

         (a)      LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD...................................24

         (b)      ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD...........................................24

         (c)      NOTICE OF PROPOSED SPECIAL RATE PERIOD................................................25

         (d)      NOTICE OF SPECIAL RATE PERIOD.........................................................25



         (e)      FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD......................................26

     5.  VOTING RIGHTS..................................................................................26

         (a)      ONE VOTE PER SHARE OF Preferred Shares................................................26

         (b)      VOTING FOR ADDITIONAL DIRECTORS.......................................................26

         (c)      HOLDERS OF Preferred Shares TO VOTE ON CERTAIN OTHER MATTERS..........................28

         (d)      BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL...........................29

         (e)      RELATIVE RIGHTS AND PREFERENCES.......................................................30

         (f)      NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING.............................................30

         (g)      VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS..................30

         (h)      HOLDERS ENTITLED TO VOTE..............................................................30

     6.  1940 ACT PREFERRED SHARES ASSET COVERAGE.......................................................30

     7.  PREFERRED SHARES BASIC MAINTENANCE AMOUNT......................................................30

     8.  RESERVED.......................................................................................32

     9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS..............................................32

         (a)      DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES.......................................32

         (b)      DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT....33

         (c)      OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS...............................33

     10. RESERVED.......................................................................................34

     11. REDEMPTION.....................................................................................34

         (a)      OPTIONAL REDEMPTION...................................................................34

         (b)      MANDATORY REDEMPTION..................................................................35

         (c)      NOTICE OF REDEMPTION..................................................................36

         (d)      NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.............................................36

         (e)      ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION.............................................36

         (f)      AUCTION AGENT AS DIRECTOR OF REDEMPTION PAYMENTS BY FUND..............................37

         (g)      SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING........37

         (h)      COMPLIANCE WITH APPLICABLE LAW........................................................37

         (i)      ONLY WHOLE Preferred Shares MAY BE REDEEMED...........................................37

                                                     ii

     12. LIQUIDATION RIGHTS.............................................................................38

         (a)      RANKING...............................................................................38

         (b)      DISTRIBUTIONS UPON LIQUIDATION........................................................38

         (c)      PRO RATA DISTRIBUTIONS................................................................38

         (d)      RIGHTS OF JUNIOR SHARES...............................................................38

         (e)      CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION...........................................39

     13. FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS..........................................39

     14. MISCELLANEOUS..................................................................................44

         (a)      RESERVED..............................................................................44

         (b)      NO FRACTIONAL SHARES..................................................................44

         (c)      STATUS OF Preferred Shares REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND......44

         (d)      BOARD MAY RESOLVE AMBIGUITIES.........................................................44

         (e)      HEADINGS NOT DETERMINATIVE............................................................44

         (f)      NOTICES...............................................................................44

    PART II.............................................................................................44

    1.  ORDERS..........................................................................................44

    2.  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.........................................46

    3.  DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.................48

    4.  ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES...50

    5.  NOTIFICATION OF ALLOCATIONS.....................................................................52

    6.  AUCTION AGENT...................................................................................52

    7.  TRANSFER OF PREFERRED SHARES....................................................................53

    8.  GLOBAL CERTIFICATE..............................................................................53

      NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC., a Maryland corporation (the "Fund"), certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article Sixth of the Fund's Articles of Incorporation (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the "Charter"), the Board of Directors has, by resolution, reclassified from the unissued common stock of the Fund and authorized the issuance of 4,000 shares of auction market preferred shares, Series A and 4,000 shares of auction market preferred shares, Series B, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared).

         SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and other rights and limitation of the shares of the auction rate preferred shares, Series A, Series B and each other series of auction rate preferred shares now or hereafter described in this Articles Supplementary are as set forth in this Articles Supplementary.

         THIRD: That to the extent permitted by Maryland law, any provisions of the Articles of Incorporation that conflict with or are inconsistent with the provisions of the Articles Supplementary are hereby amended to conform to the terms of these Articles Supplementary.

                                   DESIGNATION

         Series A: 4,000 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction market preferred shares, Series A ("Series A Shares"). Each Series A Share shall have an Applicable Rate for its Initial Rate Period equal to ___% per annum and an initial Dividend Payment Date of January 17, 2003.

         Series B: 4,000 shares of preferred stock, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), are hereby designated auction market preferred shares, Series B ("Series B Shares" and, together with Series A Shares, "Preferred Shares"). Each Series B Share shall have an Applicable Rate for its Initial Rate Period equal to ___% per annum and an initial Dividend Payment Date of January 21, 2003.

         Preferred Shares may be marketed under the name "auction market preferred shares" or "AMPS" or such other name as the Board of Directors may approve from time to time.

         Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Directors of the Fund may, in the future, reclassify additional shares of the Fund's capital stock as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Articles Supplementary reclassifying such shares as Preferred Shares.

         Capitalized terms used in Part I and Part II of these Articles Supplementary shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.


                                   DEFINITIONS

         As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE" on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Financial Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; and (8) in the case of a Special Rate Period of 183 or more Rate Period Days, the Treasury Rate which most closely matches the Special Rate Period; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Articles Supplementary.

         (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of these Articles Supplementary no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

         (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         (e) Intentionally left blank.

         (f) "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

         (g) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of these Articles Supplementary.

         (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

         (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of these Articles Supplementary.

         (k) "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

         (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

         (n) "BENCHMARK RATE" shall have the meaning specified in paragraph
(b)(iii) of Section 3 of Part II of these Articles Supplementary.

         (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

         (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

         (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

         (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         (v) "CHARTER" shall have the meaning specified on the first page of these Articles Supplementary.

         (w) "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of these Articles Supplementary.

         (x)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (y) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         (z) "COMMON SHARES" shall mean the outstanding shares of common stock, par value $.0001 per share, of the Fund.

         (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or 1940 Act Cure Date, as the case may be.

         (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

         (cc) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's or F1 by Fitch.

         (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the lesser of the Market Value or par value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, or (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the

Fitch Discount Factor for Fitch Eligible Assets or the Moody's Discount Factor for Moody's Eligible Assets.

         (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of these Articles Supplementary.

         (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Dividend Payment Date for shares of such series then any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

         (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (jj) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Fitch Volatility Factor" and "Moody's Volatility Factor."

         (kk) "FITCH" shall mean Fitch Ratings and its successors.

         (ll) "FITCH DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

                                                                 RATING CATEGORY

         EXPOSURE PERIOD             AAA*       AA*            A*             BBB*         F1**          UNRATED***
7 weeks.......................       151%       159%          166%            173%         136%             225%
8 weeks or less but
greater than 7 weeks..........       154%       161%          168%            176%         137%             231%
9 weeks or less but
greater than 8 weeks..........       158%       163%          170%            177%         138%             240%


         * Fitch rating (or, if not rated by Fitch, see (mm) below).

         ** Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see (mm) below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         *** Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see (mm) below) or unrated, not to exceed 10% of Fitch Eligible Assets.

         Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F1 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% of the Discounted Value of Fitch Eligible Assets. The Fitch Discount Factor for such securities shall be the product of
(x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

(mm) "FITCH ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BB or B (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by Fitch may comprise no more than 6% of total Fitch Eligible Assets; such Other Securities and BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Fitch, may comprise no more than 10% of total Fitch Eligible Assets; and such Other Securities, and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated AA by Fitch, may comprise no more than 20% of total Fitch Eligible Assets. For purposes of the foregoing sentence any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by Fitch, may comprise no more than 20% of total Fitch Eligible Assets; such Other Securities, BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Fitch, may comprise no more than 40% of total Fitch Eligible Assets; and such Other Securities and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated AA by Fitch, may comprise no more than 60% of total Fitch Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation

(excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated including cash. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days, otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

         (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of these Articles Supplementary.

         (oo) "FITCH VOLATILITY FACTOR" shall mean, as of any Valuation Date,
(i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; and (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Fitch Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

          FEDERAL TAX RATE INCREASE               FITCH VOLATILITY FACTOR
                     5%                                     295%
                     10%                                    317%
                     15%                                    341%
                     20%                                    369%
                     25%                                    400%
                     30%                                    436%
                     35%                                    477%
                     40%                                    525%

         (pp) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph (a)(iv) of Section 13 of Part I of these Articles Supplementary.

         (qq) "FUND" shall mean the entity named on the first page of these Articles Supplementary, which is the issuer of the Preferred Shares.

         (rr) "GROSS-UP PAYMENT" means payment to a Holder of shares of a series of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been retained by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of a series of Preferred Shares is subject to the AMT with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of a series of Preferred Shares at the maximum marginal regular Federal personal income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

         (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

         (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

         (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         (vv) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding _________ ___, 2002, with respect to Series A Shares and _______, 2002, with respect to Series B Shares.

         (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         (xx) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

         (yy) "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of these Articles Supplementary.

         (zz) "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

         (aaa) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined in accordance with the Pricing Procedures of the Neuberger Berman Funds.

         (bbb) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY" as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

         (ccc) "MAXIMUM RATE" for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

         (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of these Articles Supplementary, the product of (A) the higher of the auction rate or the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:


         (A) the dividend rate on shares of such series for the then-ending Rate Period; and

         (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

         (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of these Articles Supplementary, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

         (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for Series A Shares and 28 Rate Period Days for Series B Shares.

         (eee) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (fff) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                 RATING CATEGORY

----------------------------------------------------------------------------------------------------
EXPOSURE PERIOD     Aaa*     Aa*     A*      Baa*   OTHER**   (V)MIG-1***   SP-1+****  UNRATED*****
----------------------------------------------------------------------------------------------------
7 weeks........     151%    159%    166%    173%      187%       136%         148%          225%
8 weeks or
less but
greater than
7 weeks........     154      161     168     176       190        137          149          231
9 weeks or
less but
greater than
8 weeks........     158      163     170     177       192        138          150          240

--------------------

         *        Moody's rating.

         ** Municipal Obligations not rated by Moody's but rated at least BBB by S&P.

         *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, including taxable short-term obligations rated P-1.

         **** Municipal Obligations not rated by Moody's but rated A-1+ or SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         ***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P not to exceed 10% of Moody's Eligible Assets.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% of the Discounted Value of Moody's Eligible Assets. The Moody's Discount Factor for such securities shall be the product of (x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

(ggg) "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, Ba or B by Moody's or not rated by S&P and Moody's (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Moody's Discount Factor, if a Municipal Obligation is not rated by Moody's but is rated by S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's rating which is one full rating category lower than its S&P rating; a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S & P; Moody's Eligible Assets should be calculated including cash. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Moody's Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days; otherwise, such Moody's Eligible Asset shall be valued at the Discounted Value of such Moody's Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's (if Moody's is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

         (hhh) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

         (iii) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
(i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


        FEDERAL TAX RATE INCREASE              VOLATILITY FACTOR
        -------------------------              -----------------
                   5%                                 295%
                   10%                                317%
                   15%                                341%
                   20%                                369%
                   25%                                400%
                   30%                                436%
                   35%                                477%
                   40%                                525%

         (jjj) "MUNICIPAL INDEX" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of these Articles Supplementary.

         (kkk) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Fund may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-100914) ("Registration Statement"), as the same may be amended from time to time.

         (lll) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

         (mmm) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of these Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         (nnn) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         (ooo) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of these Articles Supplementary.

         (ppp) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of these Articles Supplementary.

         (qqq) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

         (rrr) "OTHER SECURITIES" shall have the meaning specified, as applicable, in the definitions of "Fitch Eligible Assets" and "Moody's Eligible Assets" above.

         (sss) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (uuu) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (vvv) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

         (www) "Preferred Shares" shall have the meaning set forth on the first page of these Articles Supplementary.

         (xxx) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred stock outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each series Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Moody's Volatility Factor (if Moody's is then rating the Preferred Shares) and the Fitch Volatility Factor (if Fitch is then rating the Preferred Shares) applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to such shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Moody's Volatility Factor and Fitch Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other preferred stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective articles supplementary establishing and fixing the rights and preferences of such other preferred stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred stock other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred stock other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of Preferred Shares (and similar amounts payable in respect of other preferred stock pursuant to provisions similar to those contained in Section 3 of Part I of this Charter) as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G).

         (yyy) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of these Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

         (zzz) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

         (aaaa) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

         (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on December 31, 2002.

         (cccc) "RATE MULTIPLE," for Preferred Shares on any Auction Date, shall mean the percentage, determined as set forth in the columns below (depending on whether the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to such shares prior to the Auction establishing the Applicable Rate for such shares as provided in these Articles Supplementary) and based on the lower of the credit rating or ratings assigned, at the close of business on the Business Day next preceding such Auction Date, to shares of such Preferred Shares by Moody's or Fitch (or if Moody's and Fitch shall not make such rating available, the equivalent of either or both of such ratings by S&P or a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) that acts as a substitute rating agency in respect of Preferred Shares) (the Fund taking all reasonable action to enable such rating agency to provide a rating for such shares):


CREDIT RATING     APPLICABLE PERCENTAGE         APPLICABLE PERCENTAGE-
                     NO NOTIFICATION                 NOTIFICATION

MOODY'S           FITCH

Aa3 or higher              AA- or higher             110%              150%
----------------           -----------------         --------          --------
A3 to A1                   A- to A+                  125%              160%
----------------           -----------------         --------          --------
Baa3 to Baa1               BBB- to BBB+              150%              250%
----------------           -----------------         --------          --------
Ba3 to Ba1                 BB- to BB+                200%              275%
----------------           -----------------         --------          --------
Below Ba3                  Below BB-                 250%              300%
----------------           -----------------         --------          --------

         (dddd) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of such shares that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of Preferred Shares.

         (eeee) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of these Articles Supplementary or paragraph (b) of Section 4 of Part I of these Articles Supplementary.

         (ffff) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean for purposes of calculation of Moody's Eligible Assets and Fitch Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) or
(y) with counterparties having a Moody's long-term debt rating of at least Baa3 (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of BBB (if Fitch is then rating the Preferred Shares); and (ii) the Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.

         (gggg) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of these Articles Supplementary.

         (hhhh) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         (iiii) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

         (jjjj) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

         (kkkk) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

         (llll) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

         (mmmm) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of these Articles Supplementary.

         (nnnn) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of these Articles Supplementary.

         (oooo) "SUBMISSION DEADLINE" shall mean 1:30 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (pppp) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

         (qqqq) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

         (rrrr) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

         (ssss) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

         (tttt) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Dividend Payment Date for Preferred Shares and any period thereafter from and including one Dividend Payment Date for Preferred Shares to but excluding the next succeeding Dividend Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (uuuu) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

         (vvvv) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

         (wwww) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

         (xxxx) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of these Articles Supplementary.

         (yyyy) "TAXABLE INCOME" shall have the meaning specified in paragraph
(b)(iii) of Section 3 of Part II of these Articles Supplementary.

         (zzzz) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., Eastern time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., Eastern time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         (aaaaa) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (bbbbb) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer of U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (ccccc) "TREASURY FUTURES" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of these Articles Supplementary.

         (ddddd) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

         (eeeee) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (fffff) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

         (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

         (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 5 of Part I of these Articles Supplementary.

         (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.


                                     PART I


         1. NUMBER OF AUTHORIZED SHARES. The number of authorized shares constituting the Series A Shares is 4,000, of which 3,588 shares will be issued on December 11, 2002. The number of authorized shares constituting the Series B Shares is 4,000, of which 3,588 shares will be issued on December 11, 2002.

         2. DIVIDENDS.

         (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with any other series of preferred stock as to the payment of dividends by the Fund.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of a series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on Preferred Shares of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. Dividends shall be payable for the Initial Rate Period on January 17, 2003, with respect to Series A Shares, and January 21, 2003, with respect to Series B Shares, and, if declared by the Board of Directors (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter, with respect to Series A Shares, and each twenty-eighth day thereafter, with respect to Series B Shares (each date being a "Dividend Payment Date"); provided, however, that:

         (i) if the day on which dividends would otherwise be payable on Preferred Shares is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day, and

         (ii) notwithstanding this paragraph (d) of Section 2, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more than 7 Rate Period Days, with respect to Series A Shares, and 28 Rate Period Days with respect to Series B Shares; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

         (e)  DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

         (i) DIVIDEND RATES. The dividend rate on shares of a series of Preferred Shares during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation." The initial dividend rate on any series of preferred stock subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Directors establishing such series. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

         (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate of such series on the Auction Date therefor;

         (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of

(1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held, in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

         (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period for shares of such series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2"); or

         (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2") (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

         (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends on shares of such series shall be payable shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on the Business Day next preceding each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

         (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on Preferred Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

         3. GROSS-UP PAYMENTS. Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

         (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of these Articles Supplementary (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

         (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

         (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

         4.  DESIGNATION OF SPECIAL RATE PERIODS.


         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the

Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the series of Preferred Shares) and Moody's (if Moody's is then rating the series of Preferred Shares) with such documents as either may request. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount.

         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Friday that is a Business Day in case of Series A Shares or (b) a Monday that is a Business Day in case of Series B Shares, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day in the case of Series A Shares, or (b) on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day in the case of Series B Shares.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this
Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

         (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

         (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question ) a copy of such notice.

         5.  VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Stockholders of the Fund, and
(ii) the holders of outstanding shares of preferred stock, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Stockholders of the Fund held for the election of Directors, the holders of outstanding shares of preferred stock, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors), each share of preferred stock, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Directors shall be divided into one or more classes, the Board of Directors shall determine to which class or classes the Directors elected by the holders of preferred stock shall be assigned and the holders of the preferred stock shall only be entitled to elect the Directors so designated as being elected by the holders of the preferred stock when their term shall have expired; provided, finally, that such Directors appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Directors. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and shares of preferred stock, including Preferred Shares, voting together as a single class, shall elect the balance of the Directors.

         (b)  VOTING FOR ADDITIONAL DIRECTORS.

         (i) VOTING PERIOD. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the holders of preferred stock, including Preferred Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of preferred stock, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

         (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of preferred stock, including Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

         (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Fund.

         Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).


         (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred stock, including Preferred Shares, to elect additional Directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including Preferred Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of stock of the Fund), shall be entitled to elect the number of Directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

         (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are Directors of the Fund at the time of a special meeting of Holders and holders of other shares of preferred stock of the Fund to elect Directors shall continue, notwithstanding the election at such meeting by the

Holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Directors elected by the Holders and such other holders of shares of preferred stock of the Fund and the remaining incumbent Directors elected by the holders of the Common Shares and preferred stock, including Preferred Shares, shall constitute the duly elected Directors of the Fund.

         (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders and holders of other shares of preferred stock of the Fund pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Directors shall constitute the Directors of the Fund and the voting rights of the Holders and such other holders to elect additional Directors pursuant to subparagraph (b)(i) of this
Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

         (v) Solely for purposes of the provisions of Section 5(b)(i) of this
Part I, and subject to the terms thereof in accordance with the 1940 Act and
Section 3-803(f) of the Maryland General Corporation Law (the "MGCL"), by resolution of its Board of Directors on October 21, 2002, the Fund elected to be subject to Section 3-804(b) of the MGCL, which vests in the Board of Directors the power to fix the number of Directors of the Fund, to be effective upon the occurrence of the conditions giving rise to a Voting Period, notwithstanding any contrary provisions in the Fund's Charter or Bylaws. Except as set forth above, the Fund has not elected to be subject to the provisions of Title 3, Subtitle 8 of the MGCL.

         (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

         (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Directors, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or Fitch is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed [$______]) or (b) amend, alter or repeal the provisions of the Charter, or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

         (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred stock of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT STOCKHOLDER APPROVAL. The Board of Directors may, without the vote or consent of the Holders of the Preferred Shares, or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of the Articles Supplementary viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Directors receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares):


Annual Valuation Date                                 Market Value
Accountant's Confirmation                             Maximum Potential Additional Dividend
                                                      Liability
Annual Valuation Date                                 Moody's Discount Factor
Closing Transaction                                   Moody's Eligible Assets
Deposit Securities                                    Moody's Hedging Transactions
Discounted Value Exposure Period                      Moody's Volatility Factor Municipal Bonds
Fitch Discount Factor                                 Municipal Index
Fitch Eligible Assets                                 Quarterly Valuation Date
Fitch Hedging Transactions                            Receivables for Municipal Obligations Sold


                                       29

Fitch Volatility Factor                               Preferred Shares Basic Maintenance Amount
Forward Commitments                                   Preferred Shares Basic Maintenance Cure Date
Hedging Transactions                                  Preferred Shares Basic Maintenance Report
Independent Accountant                                Treasury Futures
1940 Act Preferred Shares Asset Coverage              Valuation Date
1940 Act Cure Date


         (e) RELATIVE RIGHTS AND PREFERENCES. Unless otherwise required by law or provided elsewhere in the Charter, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 5.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote any share of Preferred Shares and no share of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         6. 1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage.

         7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

         (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares).

         (b) On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either Fitch or Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such

Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the Preferred Shares) as of the last Business Day of each month, and (ii) Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either Fitch or Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Annual Valuation Date),
(ii) that, in such Report (and in such randomly selected Report), the Fund correctly determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Fund determined whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles Supplementary, with respect to the Fitch ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings on Municipal Obligations, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved in writing by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of

Section 13 of this Part I of these Articles Supplementary (such confirmation is herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the shares of series in question), Moody's (if Moody's is then rating the series in question) and the Auction Agent (if either Fitch or Moody's is then rating the series in question) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares), Moody's (if Moody's is then rating the Preferred Shares) and the Auction Agent (if either Fitch or Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Accountant's Confirmation.

         (f) On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

         (g) On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of either such event.

         8.  RESERVED.

         9.  RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON SHARES OTHER THAN PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of stock of the Fund ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

         10.  RESERVED.

         11.  REDEMPTION.

         (a)  OPTIONAL REDEMPTION.

         (i) Subject to the provisions of subparagraph (v) of this paragraph
(a), Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 shares of such series of Preferred Shares remain outstanding; (2) shares of a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph
(a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

         (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

         (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (iv) Subject to the provisions of subparagraph (v) of this paragraph
(a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred stock of the Fund. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred stock the redemption or retirement of which would have had such result, all Preferred Shares and other preferred stock then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred stock (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS DIRECTOR OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Maryland law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Maryland law.

         (i) ONLY WHOLE Preferred Shares MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of the relevant series of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

         12.  LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of Preferred Shares and with shares of any other series of preferred stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Stockholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred stock ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         13.  FUTURES AND OPTIONS TRANSACTIONS: FORWARD COMMITMENTS.

         (a)  If Moody's is rating any Preferred Shares, then:

         (i) For so long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options

(except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations: (A) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")) which would cause the Fund at the time of such transaction to own or have sold outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (B) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

         (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's, rated AAA by S&P), or

         (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated A or AA by S&P) (for purpose of the foregoing clauses (I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

         (C) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000; and

         (D) the Fund will not enter into an option on futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         (ii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

         (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

         (I)  Discounted Value and

         (II) the exercise price of the call option written by the Fund;

         (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

         (C) assets subject to put options written by the Fund shall be valued at the lesser of:

         (I)  the exercise price and

         (II) the Discounted Value of the subject security.


         (iii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

         (A) 10% of the exercise price of a written call option;

         (B) the exercise price of any written put option;

         (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

         (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

         (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and

         (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.


         (iv) For so long as any Preferred Shares are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this Part I), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

         (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

         (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

         (b) If Fitch is rating any Preferred Shares, then:

         (i) For so long as any Preferred Shares are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

         (A) the Fund will not engage in any Fitch Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transactions to own or have sold outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

         (B) the Fund will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold

         (I) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated AA by Fitch (or, if not rated by Fitch, rated Aa by Moody's; or, if not rated by Moody's, rated AA by S&P), or

         (II) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Municipal Bonds constituting Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch, rated Baa by Moody's, or, if not rated by Moody's rated A or AA by S&P) (for purposes of the foregoing clauses
(I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

         (C) the Fund will engage in Closing Transactions to close any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000; and

         (D) the Fund will not enter into an option on future transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

         (A) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of:

         (I) Discounted Value and

         (II) the exercise price of the call option written by the Fund;

         (B) assets subject to call options written by the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

         (C) assets subject to put options written by the Fund shall be valued at the lesser of:

         (I) the exercise price and

         (II) the Discounted Value of the subject security.


         (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

         (A) 10% of the exercise price of a written call option;

         (B) the exercise price of any written put option;

         (C) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract;

         (D) where the Fund is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

         (E) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract and does now own the underlying contract; and

         (F) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

         (iv) For so long as any Preferred Shares are rated by Fitch, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this Part I), except that the Fund may enter into Forward Commitments, subject to the following limitation:

         (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

         (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Maintenance Amount.

         For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

         (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Fund will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

         (i) borrow money, except that the Fund may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

         (A) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

         (B) such borrowing

         (I) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or

         (II) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

         (ii) except as provided in Section 5 of this Part I, issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund;

         (iii) engage in any short sales of securities;

         (iv) lend securities;

         (v) merge or consolidate into or with any other corporation or entity;

         (vi) change a pricing service (which has been designated by management or the Board of Directors); and

         (vii) enter into reverse repurchase agreements.

         In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

         14. MISCELLANEOUS.

         (a) AMENDMENT OF ANNEX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of these Articles Supplementary without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Articles Supplementary.

         (b) NO FRACTIONAL SHARES. No fractional Preferred Shares shall be issued.

         (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

         (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of Preferred Shares prior to the issuance of shares of such series.

         (e) HEADINGS NOT DETERMINATIVE. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

         (f) NOTICES. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


                                     PART II

         1. ORDERS.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

         (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

         (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

         (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

         (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

         (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

         (A) the number of Outstanding shares of such shares specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

         (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

         (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of
Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

         (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

         (A) the number of Outstanding shares of such series specified in such Sell Order; or

         (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

         (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

         (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

         (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (C) No Order for any number of Preferred Shares other than whole shares shall be valid.

         2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

         (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

         (ii) the aggregate number of shares of such series that are the subject of such Order;

         (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

         (A) the number of shares, if any, of Preferred Shares subject to any Hold Order of such Existing Holder;

         (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

         (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

         (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

         (v) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

         (vi) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

         (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

         (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

         (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

         (vii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted

Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

         (i) the excess of the number of Outstanding Preferred Shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

         (ii) from the Submitted Orders for shares of such series whether:

         (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series exceeds or is equal to the sum of:

         (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

         (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

         (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

         (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

         (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

         (i) if Sufficient Clearing Bids for shares of such series exist, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

         (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

         (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of such series by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

         4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

         Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and
(e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

         (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

         (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

         (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;


         (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
(a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

         (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for Preferred Shares shall be rejected:

         (i) Existing Holders' Submitted Bids for Preferred Shares specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

         (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

         (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of shares of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series.

         Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

         5. NOTIFICATION OF ALLOCATIONS.

         Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

         6. AUCTION AGENT.

         For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

         7. TRANSFER OF Preferred Shares.

         Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         8. GLOBAL CERTIFICATE.

         Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

         9. FORCE MAJEURE.

         (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

         (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date cannot be paid for any such reason, then:

                  (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

                  (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                  (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such even not occurred and the Dividend Payment6 Date remained the scheduled date.

         IN WITNESS WHEREOF, NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC. has caused these presents to be signed on December , 2002 in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or Assistant Secretary and the said officers of the Fund acknowledge said instrument to be the corporate act of the Fund, and state under penalties of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to authorization and approval are true in all material respects.



                                    NEUBERGER BERMAN INTERMEDIATE MUNICIPAL
                                      FUND INC.


                                    By:



                                    -----------------------------------
                                    Title:

         WITNESS:





         ---------------------

         Title:

                                                                      APPENDIX B


                       DESCRIPTION OF SECURITIES RATINGS+

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

MUNICIPAL BONDS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short- term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES
----------------------------------

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL  NOTES
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS
-------------

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and

`AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      APPENDIX C


                           TAX-EQUIVALENT YIELD TABLE

     For example, if a stockholder falls into the 35.0% federal tax bracket, he or she would need to earn 7.69% on a taxable security to match a 5.00% yield from a tax-exempt security. If you live in the higher tax states of California and New York, tax-free municipal bond yields are even more attractive.

     The table below gives the approximate yield a taxable security must earn at various combined federal/state tax brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 5% to 6% under the regular 2002 federal income tax rates applicable to individuals.

COMPARE TAX-FREE YIELDS TO THE TAXABLE ALTERNATIVES:

           IF YOUR COMBINED      TO EQUAL A TAX-
           FEDERAL/STATE         FREE YIELD OF:
           TAX BRACKET IS:
                                 5.0%                 5.5%               6.0%

                                   A TAXABLE INVESTMENT WOULD HAVE TO PAY:
           27.0%                 6.85%                7.53%              8.22%
           30.0%                 7.14%                7.86%              8.57%
           35.0%                 7.69%                8.46%              9.23%
           38.6%                 8.14%                8.96%              9.77%

THIS EXAMPLE IS FOR ILLUSTRATIVE PURPOSES AND DOES NOT REFLECT THE PERFORMANCE OF ANY SPECIFIC INVESTMENT. ACTUAL YIELDS WILL VARY WITH MARKET CONDITIONS. THE EQUIVALENT TAXABLE YIELDS ARE BASED UPON 2002 FEDERAL INCOME TAX RATES. INCOME FROM MUNICIPAL INVESTMENTS MAY BE SUBJECT TO STATE, LOCAL AND/OR THE ALTERNATIVE MINIMUM TAX.


     Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from federal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on capital gain distributions. It should also be noted that the interest earned on certain "private activity bonds," while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisers for additional information.

                           PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.   Financial Statements:

           Report of Independent Auditors.

           Statement of Assets and Liabilities.

      2.   Exhibits:

           a.   (1)  Articles of  Incorporation.  (Incorporated  by reference to
                     the   Registrant's   Registration   Statement,   File  Nos.
                     333-97283 and 811-21168, filed on July 29, 2002)

                (2) Form of Articles Supplementary. (Filed herewith as Appendix A to Part B of this Registration Statement)

           b. Amended and Restated Bylaws. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

           c.   None.

           d.   Articles  Sixth,  Ninth,  Tenth,  Eleventh and Thirteenth of the
                Articles  of  Incorporation  and  Articles  II,  VI and X of the
                Bylaws.

           e. Dividend Reinvestment Plan with respect to Registrant's common stock. (Filed herewith)

           f.   None.

           g. (1) Management Agreement. (Incorportated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (2) Sub-Advisory Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

           h. (1) Underwriting Agreement with respect to Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (2) Form of Master Agreement Among Underwriters with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

                (3) Form of Master Selected Dealer Agreement with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

                (4) Form of Underwriting Agreement with respect to Registrant's preferred stock. (Filed herewith)

           i.   None

           j.   Custodian   Contract.   (Incorporated   by   reference   to  the
                Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

           k. (1) Transfer Agency and Service Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (2)  Administration Agreement. (Filed herewith)

                (3) Fee Waiver Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (4) Additional Compensation Agreement with respect to Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (5)  Form  of  Auction   Agency   Agreement   with   respect  to
                     Registrant's preferred stock. (Filed herewith)

                (6)  Form   of   Broker-Dealer   Agreement   with   respect   to
                     Registrant's preferred stock. (Filed herewith)

           l. (1) Opinion and Consent of Counsel with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24,
                     2002)

                (2) Opinion and Consent of Counsel with respect to Registrant's preferred stock. (Filed herewith)

           m.   None.

           n.   Consent of Independent Auditors. (Filed herewith)

           o.   None.

           p. Letter of Investment Intent with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

           q.   None.

           r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

ITEM 25.  MARKETING ARRANGEMENTS

      See form of Underwriting Agreement filed as Exhibit h.(4) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

        Securities and Exchange Commission Fees.................       $ 16,505
        Rating Agency Fees   ...................................       $153,495
        Federal Taxes        ...................................
        State Taxes and Fees ...................................
        Printing and Engraving Expenses.........................       $ 10,000
        Legal Fees           ...................................       $150,000
        Director Fees        ...................................
        Accounting Expenses  ...................................       $ 15,000
        Miscellaneous Expenses..................................

               Total         ...................................       $345,000

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                             Number of Record
                                                           Shareholders as of
Title of Class                                              November 30, 2002
--------------                                              ------------------

Shares of common stock, par value $0.0001 per share                 1

Shares of preferred stock, par value $0.0001 per share              0

ITEM 29.  INDEMNIFICATION

      Article Twelfth of the Registrant's Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors.
Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended ("1940 Act"), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Management Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

      Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, Neuberger Berman will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

      Sections  11.1  and  11.2  of the  Administration  Agreement  between  the
Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of NB Management's duties, or by reason of NB Management's reckless disregard of its obligations and duties under the Administration Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither "interested persons" of the Registrant nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law. NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

      Section 6(a) of the Underwriting Agreements between the Registrant, NB Management, Neuberger Berman, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated provides that the Registrant and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the final Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the prior written consent of the Registrant and the Advisers; and (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Registrant or the Advisers by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the final Prospectus (or any amendment or supplement thereto); and provided further that the Registrant or the Advisers will not be liable to any Underwriter with respect to any Prospectus to the extent that the Registrant or the Advisers shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of the Underwriting Agreements or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the final Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary Prospectus which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person.

      Section 6(c) of the Underwriting Agreements provides that the Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material in the form approved by the Fund and the Advisers or its affiliates for use by the Underwriters and securities firms to whom the Fund or the Advisers shall have disseminated materials in connection with the public offering of the Securities.

      Section 7 of the Underwriting Agreements provides that, if the indemnification provided for in Section 6 thereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to the Underwriting Agreements or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Fund and the Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to the Underwriting Agreements shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to the Underwriting Agreements (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

      The relative fault of the Fund and the Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. However, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Under Section 7 of the Underwriting Agreements, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Fund and each director of the Advisers, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Advisers, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Advisers, respectively. The Underwriters' respective obligations to contribute pursuant to Section 7 are several in proportion to the number of Initial Securities allotted to them and not joint.

      Section   6(f)  of  the   Underwriting   Agreements   provides   that  any
indemnification or contribution by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Claudia Brandon                         Secretary, Neuberger Berman Advisers
Vice President, Neuberger Berman        Management Trust; Secretary, Neuberger
since 2002; Employee, Neuberger         Berman Equity Funds; Secretary,
Berman since 1999; Vice                 Neuberger Berman Income Funds;
President/Mutual Fund Board             Secretary, Neuberger Berman Real Estate
Relations, NB Management  since May     Income Fund Inc.; Secretary, Neuberger
2000; Vice President, NB Management     Berman Intermediate Municipal Fund
from 1986-1999.                         Inc.; Secretary, Neuberger Berman New
                                        York Intermediate Municipal Fund Inc.;
                                        Secretary, Neuberger Berman California
                                        Intermediate Municipal Fund Inc.

Thomas J. Brophy                        Portfolio manager, Neuberger Berman
Managing Director, Neuberger Berman;    Intermediate Municipal Fund Inc.;
Vice President, NB Management since     Portfolio manager, Neuberger Berman New
March 2000.                             York Intermediate Municipal Fund Inc.;
                                        Portfolio manager, Neuberger Berman
                                        California Intermediate Municipal Fund
                                        Inc.

Steven R. Brown                         Portfolio manager, Neuberger Berman Real
Managing Director, Neuberger Berman;    Estate Income Fund, Inc.
Vice President, NB Management since
2002.

Lori Canell                             Portfolio manager, Neuberger Berman
Managing Director, Neuberger Berman;    Intermediate Municipal Fund Inc.;
Vice President, NB Management.          Portfolio manager, Neuberger Berman New
                                        York Intermediate Municipal Fund Inc.;
                                        Portfolio manager, Neuberger Berman
                                        California Intermediate Municipal Fund
                                        Inc.

Valerie Chang                           None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Brooke A. Cobb                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Conti                            Vice President, Neuberger Berman Income
Vice President, Neuberger Berman;       Funds; Vice President, Neuberger Berman
Senior Vice President, NB Management    Equity Funds; Vice President, Neuberger
since November 2000; Treasurer, NB      Berman Advisers Management Trust; Vice
Management until May 2000.              President, Neuberger Berman Real Estate
                                        Income Fund Inc.; Vice President,
                                        Neuberger Berman Intermediate Municipal
                                        Fund Inc.; Vice President Neuberger
                                        Berman New York Intermediate Municipal
                                        Fund Inc.; Vice President, Neuberger
                                        Berman California Intermediate
                                        Municipal Fund Inc.

Robert W. D'Alelio                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Ingrid Dyott                            None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Michael F. Fasciano                     President, Fasciano Company Inc. until
Managing Director, Neuberger Berman     March 2001; Portfolio Manager, Fasciano
since March 2001; Vice President,       Fund Inc. until March 2001.
NB Management since March 2001.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Robert S. Franklin                      None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Brian P. Gaffney                        Vice President, Neuberger Berman Income
Managing Director, Neuberger Berman Funds; Vice President, Neuberger Berman since 1999, Senior Vice President, Equity Funds; Vice President, Neuberger
NB Management since November 2000;      Berman Advisers Management Trust; Vice
Vice President, NB Management from      President, Neuberger Berman Real Estate
April 1997 through November 1999.       Income Fund Inc.; Vice President,
                                        Neuberger Berman Intermediate Municipal
                                        Fund Inc.; Vice President Neuberger
                                        Berman New York Intermediate Municipal
                                        Fund Inc.; Vice President, Neuberger
                                        Berman California Intermediate
                                        Municipal Fund Inc.

Robert I. Gendelman                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Thomas E. Gengler, Jr.                  None.
Senior Vice President, Neuberger
Berman since February 2001, prior
thereto, Vice President, Neuberger
Berman since 1999; Senior Vice
President, NB Management since March
2001 prior thereto, Vice President,
NB Management.

Theodore P. Giuliano                    Portfolio manager, Neuberger Berman
Vice President (and Director until      Intermediate Municipal Fund Inc.;
February 2001), NB Management;          Portfolio manager, Neuberger Berman New
Managing Director, Neuberger Berman.    York Intermediate Municipal Fund Inc.;
                                        Portfolio manager, Neuberger Berman
                                        California Intermediate Municipal Fund
                                        Inc.

Kevin Handwerker                        Senior Vice President, General Counsel
Senior Vice President, General          and Secretary, Neuberger Berman Inc.
Counsel and Secretary, Neuberger
Berman.

Joseph K. Herlihy                       Treasurer, Neuberger Berman Inc.
Senior Vice President, Treasurer,
Neuberger Berman; Treasurer,
NB Management.

Michael M. Kassen                       Executive Vice President, Chief
Executive Vice President and Chief      Investment Officer and Director,
Investment Officer, Neuberger Berman;   Neuberger Berman Inc.; President and
Chairman and Director, NB Management    Director of Neuberger Berman Real
since May 2000, prior thereto,          Estate Income Fund Inc; President and
Executive Vice President, Chief         Director of Neuberger Berman
Investment Officer and Director,        Intermediate Municipal Fund Inc.;
NB Management from November 1999        President and Director of Neuberger
until May 2000; Vice President from     Berman New York Intermediate Municipal
June 1990 until November 1999.          Fund Inc.; President and Director of
                                        Neuberger Berman California
                                        Intermediate Municipal Fund Inc.;
                                        President and Trustee of Neuberger
                                        Berman Advisers Management Trust;
                                        President and Trustee of Neuberger
                                        Berman Equity Funds; President and
                                        Trustee, Neuberger Berman Income Funds.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Barbara R. Katersky                     None.
Senior Vice President, Neuberger
Berman; Senior Vice President,
NB Management.

Robert B. Ladd                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kelly M. Landron                        None.
Vice President, NB Management Inc.
since March 2000.

Jeffrey B. Lane                         Director, Chief Executive Officer and
Chief Executive Officer and             President, Neuberger Berman Inc.;
President, Neuberger Berman;            Director, Neuberger Berman Trust
Director, NB Management since           Company from June 1999 until November
February 2001.                          2000.

Michael F. Malouf                       None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Robert Matza                            Executive Vice President, Chief
Executive Vice President and Chief      Operating Officer and Director,
Operating Officer, Neuberger Berman     Neuberger Berman Inc. since January
since January 2001, prior thereto,      2001, prior thereto, Executive Vice
Executive Vice President and Chief      President, Chief Administrative Officer
Administrative Officer, Neuberger       and Director, Neuberger Berman Inc.
Berman; Director, NB Management since
April 2000.

Ellen Metzger                           Assistant Secretary, Neuberger Berman
Vice President, Neuberger Berman;       Inc. since 2000.
Secretary, NB Management.

Arthur Moretti                          Managing Director, Eagle Capital from
Managing Director, Neuberger Berman     January 1999 until June 2001.
since June 2001; Vice President,
NB Management since June 2001.

S. Basu Mullick                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Janet W. Prindle                        Director,  Neuberger  Berman  National
Managing Director,  Neuberger Berman;   Trust Company since January 2001;
Vice President, NB Management.          Director Neuberger Berman Trust Company
                                        of Delaware since April 2001.

Kevin L. Risen                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Jack L. Rivkin                          Executive Vice President, Neuberger
Executive Vice President,               Berman Inc.
Neuberger Berman.

Benjamin E. Segal                       None.
Managing Director, Neuberger Berman
since November 2000, prior thereto,
Vice President, Neuberger Berman;
Vice President, NB Management.

Jennifer Silver                         None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Kent C. Simons                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Matthew S. Stadler                      Senior Vice President and Chief
Senior Vice President and Chief         Financial Officer, Neuberger Berman
Financial Officer, Neuberger Berman     Inc. since August 2000; Senior Vice
since August 2000, prior thereto,       President and Chief Financial Officer,
Controller, Neuberger Berman from       National Discount Brokers Group from
November 1999 to August 2000; Senior    May 1999 until October 1999.
Vice President and Chief Financial
Officer, NB Management since August
2000.

Heidi S. Steiger                        Executive Vice President and Director,
Executive Vice President, Neuberger     Neuberger Berman Inc.; Chair and
Berman; Director, NB Management since   Director, Neuberger Berman National
February 2001.                          Trust Company since January 2001;
                                        Director, Neuberger Berman Trust
                                        Company of Delaware since February 2000
                                        (and Chair until January 2001);
                                        Director, Neuberger Berman Trust
                                        Company until September 2001 (and Chair
                                        from September 1999 until January
                                        2001).

Peter E. Sundman                        Executive Vice President and Director,
President and Director,                 Neuberger Berman Inc.; Chairman of the
NB Management; Executive Vice           Board, Chief Executive Officer and
President, Neuberger Berman.            Trustee, Neuberger Berman Income Funds;
                                        Chairman of the Board, Chief Executive
                                        Officer and Trustee, Neuberger Berman
                                        Advisers Management Trust; Chairman of
                                        the Board, Chief Executive Officer and
                                        Trustee Neuberger Berman Equity Funds;
                                        Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman
                                        Real Estate Income Fund Inc.; Chairman
                                        of the Board, Chief Executive Officer
                                        and Director, Neuberger Berman
                                        Intermediate Municipal Fund Inc.;
                                        Chairman of the Board, Chief Executive
                                        Officer and Director, Neuberger Berman
                                        New York Intermediate Municipal Fund
                                        Inc.; Chairman of the Board, Chief
                                        Executive Officer and Director,
                                        Neuberger Berman California
                                        Intermediate Municipal Fund Inc.

NAME                                    BUSINESS AND OTHER CONNECTIONS
----                                    ------------------------------

Judith M. Vale                          None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

Catherine Waterworth                    None.
Vice President, Neuberger Berman;
Vice President, NB Management.

Allan R. White, III                     None.
Managing Director, Neuberger Berman;
Vice President, NB Management.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

      All  accounts,  books and other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of its custodian and accounting agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286, except for the Registrant's Articles of Incorporation and Bylaws, minutes of meetings of the Registrant's Directors and stockholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

ITEM 32.  MANAGEMENT SERVICES

      None.

ITEM 33.  UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

           (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

           (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2. N/A

      3. N/A

      4. N/A

      5. The Registrant hereby undertakes:

           (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

           (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 6th day of December 2002.


                                        NEUBERGER BERMAN INTERMEDIATE
                                        MUNICIPAL FUND INC.


                                        By:  /s/ Michael M. Kassen
                                             ----------------------------------
                                             Name:  Michael M. Kassen*
                                             Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                        Date
---------                               -----                        ----

                                Chairman of the Board,         December 6, 2002
/s/ Peter E. Sundman           Chief Executive Officer
---------------------------         and Director
Peter E. Sundman*


/s/ Michael M. Kassen           President and Director         December 6, 2002
---------------------------
Michael M. Kassen*

                                Treasurer and Principal        December 6, 2002
                                Financial and Accounting
/s/ Barbara Muinos                      Officer
---------------------------
Barbara Muinos


/s/ John Cannon                        Director                December 6, 2002
---------------------------
John Cannon*


/s/ Faith Colish                       Director                December 6, 2002
---------------------------
Faith Colish*


/s/ Walter G. Ehlers                   Director                December 6, 2002
---------------------------
Walter G. Ehlers*


/s/ C. Anne Harvey                     Director                December 6, 2002
---------------------------
C. Anne Harvey*


/s/ Barry Hirsch                       Director                December 6, 2002
---------------------------
Barry Hirsch*

/s/ Robert A. Kavesh                   Director                December 6, 2002
---------------------------
Robert A. Kavesh*


/s/ Howard A. Mileaf                   Director                December 6, 2002
---------------------------
Howard A. Mileaf*


/s/ Edward I. O'Brien                  Director                December 6, 2002
---------------------------
Edward I. O'Brien*

/s/ John P. Rosenthal                  Director                December 6, 2002
---------------------------
John P. Rosenthal*


/s/ William E. Rulon                   Director                December 6, 2002
---------------------------
William E. Rulon*


/s/ Cornelius T. Ryan                  Director                December 6, 2002
---------------------------
Cornelius T. Ryan*


/s/ Tom Decker Seip                    Director                December 6, 2002
---------------------------
Tom Decker Seip*


/s/ Candace L. Straight                Director                December 6, 2002
---------------------------
Candace L. Straight*


/s/ Peter P. Trapp                     Director                December 6, 2002
---------------------------
Peter P. Trapp*



*Signatures affixed by Arthur C. Delibert on December 6, 2002 pursuant to powers of attorney dated October 21, 2002, which were filed with the Registrant's Registration Statement (File Nos. 333-100914 and 811-21168) on October 31, 2002.

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.

                                  EXHIBIT INDEX


     Exhibit    Document Description
     -------    --------------------

        a.      (1)    Articles of Incorporation.  (Incorporated by reference to
                       the  Registrant's   Registration  Statement,   File  Nos.
                       333-97283 and 811-21168, filed on July 29, 2002)

                (2)    Form  of  Articles  Supplementary.   (Filed  herewith  as
                       Appendix A to Part B of this Registration Statement)

        b. Amended and Restated Bylaws. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

        c.      None.

        d.      Articles  Sixth,  Ninth,  Tenth,  Eleventh and Thirteenth of the
                Articles  of  Incorporation  and  Articles  II,  VI and X of the
                Bylaws.

        e. Dividend Reinvestment Plan with respect to Registrant's common stock. (Filed herewith)

        f.      None.

        g.      (1)    Management Agreement. (Incorporated by reference to the
                       Registrant's  Registration Statement,  File Nos.
                       333-100914 and 811-21168, filed on October 31, 2002)

                (2) Sub-Advisory Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

        h.      (1)    Underwriting   Agreement  with  respect  to  Registrant's
                       common   stock.   (Incorporated   by   reference  to  the
                       Registrant's Registration Statement, File Nos. 333-100914
                       and 811-21168, filed on October 31, 2002)

                (2) Form of Master Agreement Among Underwriters with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

                (3) Form of Master Selected Dealer Agreement with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

                (4)    Form  of   Underwriting   Agreement   with   respect   to
                       Registrant's preferred stock. (Filed herewith)

        i.      None

        j.      Custodian   Contract.   (Incorporated   by   reference   to  the
                Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

        k. (1) Transfer Agency and Service Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (2)    Administration Agreement. (Filed herewith)

                (3) Fee Waiver Agreement. (Incorporated by reference to the Registrant's Registration Statement, File Nos. 333-100914 and 811-21168, filed on October 31, 2002)

                (4) Additional Compensation Agreement with respect to Registrant's common stock. (Incorporated by reference to the Registrant's Registration Statement, File Nos.

                       333-100914 and 811-21168, filed on October 31, 2002)

                (5)    Form  of  Auction   Agency   Agreement  with  respect  to
                       Registrant's preferred stock. (Filed herewith)

                (6)    Form  of   Broker-Dealer   Agreement   with   respect  to
                       Registrant's preferred stock. (Filed herewith)

        l.      (1)    Opinion   and   Consent  of  Counsel   with   respect  to
                       Registrant's common stock.  (Incorporated by reference to
                       Pre-Effective   Amendment  No.  2  to  the   Registrant's
                       Registration   Statement,   File   Nos.   333-97283   and
                       811-21168, filed on September 24, 2002)

                (2)    Opinion   and   Consent  of  Counsel   with   respect  to
                       Registrant's preferred stock. (Filed herewith)

        m.      None.

        n.      Consent of Independent Auditors. (Filed herewith)

        o.      None.

        p. Letter of Investment Intent with respect to Registrant's common stock. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)

        q.      None.

        r. Code of Ethics for Registrant, its Investment Adviser and its Sub-Adviser. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement, File Nos. 333-97283 and 811-21168, filed on September 24, 2002)